UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
JBT MAREL CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

John Bean Technologies Corporation
(Former name or former address, if changed since last report)

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April 1, 2025
Dear Stockholder:
It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders of JBT Marel Corporation.

When: Thursday, May 15, 2025 Time: 9:30 a.m. Central Time Where: Virtual Only Meeting Who: Stockholders as of March 18, 2025	Voting Recommendations:

	✓	For re-election of each of the Nominees for Director: Alan D. Feldman, Lawrence V. Jackson and Ann E. Savage

	✓	For Non-Binding Resolution Regarding Named Executive Officer Compensation

	✓	For Ratification of the Appointment of our Auditor

Please refer to the accompanying Proxy Statement for additional information about the matters to be considered at the meeting.
The Proxy Statement includes a description of our executive compensation program, which is designed to provide competitive, performance-based compensation that places a significant portion of our named executive officers’ compensation at risk. Our named executive officers’ at-risk compensation depends on our achievement of performance measures designed to ensure we provide long-term value to our stockholders. As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, our Proxy Statement requests an advisory vote from stockholders on our named executive officers’ compensation, which we request annually in accordance with our previous advisory vote of our stockholders and the direction of our Board of Directors.

We are hosting the Annual Meeting of Stockholders as a virtual meeting in 2025. You can attend the virtual annual meeting at the meeting time at www.virtualshareholdermeeting.com/JBTM2025. During this virtual meeting, you may ask questions and will be able to vote your shares electronically. If you plan to attend the Annual Meeting of Stockholders online, you will need the 16-digit control number found on your proxy card, notice of internet availability of proxy materials or the instructions that accompany your proxy materials.

Your vote is important. To be sure that your vote counts and to assure a quorum, please submit your vote promptly whether or not you plan to attend the virtual annual meeting. You can revoke a proxy prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

Sincerely, /s/ Alan D. Feldman Alan D. Feldman
Chairman of the Board

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 15, 2025
Time: 9:30 a.m., Central Time
Location: Via a live webcast at www.virtualshareholdermeeting.com/JBTM2025
Items of Business
1.Re-elect three directors, Alan D. Feldman, Lawrence V. Jackson, and Ann E. Savage, each for a term of one year;
2.Approve on an advisory basis a non-binding resolution regarding the compensation of our named executive officers as described in the Proxy Statement for the 2025 Annual Meeting;
3.Ratify the appointment of PricewaterhouseCoopers LLC as our independent registered public accounting firm for 2025; and
4.Vote on any other business properly brought before the meeting or any postponement or adjournment thereof.
How to Vote

Internet Visit the website noted on your proxy card to vote online.	Phone Use the toll-free telephone number noted on your proxy card to vote by telephone.	Mail Sign, date and return your proxy card in the postage pre-paid envelope provided to vote by mail.	During the Meeting Cast your vote on the meeting website during the Annual Meeting.
If you plan to attend the Annual Meeting of Stockholders online, you will need the 16-digit control number found on your proxy card, notice of internet availability of proxy materials or the instructions that accompany your proxy materials. The Annual Meeting of Stockholders will begin promptly at 9:30 a.m. Central Time. Online check-in will begin at 9:00 a.m. Central Time, and you should allow ample time for the online check-in procedures.
Stockholders may help us reduce printing and mailing costs and conserve resources by opting to receive future proxy materials by e-mail. Information about how to do this is included in the accompanying Proxy Statement.

By Order of the Board of Directors,
/s/ James L. Marvin
James L. Marvin
Executive Vice President, Chief Legal Officer

2025 PROXY STATEMENT SUMMARY
This summary highlights selected information contained in this Proxy Statement. Please read this entire Proxy Statement carefully before voting your shares. On April 1, 2025, we began to mail to our stockholders of record, as of the close of business on March 18, 2025, either a notice containing instructions on how to access this Proxy Statement and our Annual Report through the Internet or a printed copy of these proxy materials. This summary highlights information contained in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2024 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2024.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

Proposal 1 Election of three Directors	Board Recommendation FOR all nominees	✓	See Page 1

2025 Proxy Statement	i

Alan D. Feldman	Lawrence V. Jackson

Current Chairman of the Board of Directors for JBT Marel Corporation and former Chairman of the Board, President and Chief Executive Officer of Midas, Inc. Mr. Feldman provides our Board with the expertise and experience of a former chief executive officer and board chairman of an international retail, parts and services business.

Currently serving as Chairman of SourceMark,LLC and Senior Advisor for New Mountain Capital, LLC, a private investment firm. Mr. Jackson has over 30 years of senior executive and logistics management experience,with leading consumer product and food related companies, including Dollar General, Walmart, Safeway, and PepsiCo. He also has significant board leadership experience.

Ann E. Savage

Former Member of the Board of Directors of Marel hf. Ms. Savage joined our Board in January 2025 as part of our transaction with Marel hf. Ms. Savage brings over 40 years of manufacturing and food quality experience in the food industry, including leadership positions with Bakkavor Group PLC, manufacturer of prepared foods, and Gousto (trading name for SCA Investments Limited), a mealbox company engaged in preparing boxes of ingredients for home delivery.

Proposal 2	Board Recommendation
Advisory Vote on Named Executive Officer Compensation	FOR	✓	See Page 22
Proposal 3	Board Recommendation
Ratification of Appointment of Independent Registered Public Accounting Firm for 2025	FOR	✓	See Page 64

ii	2025 Proxy Statement

DIRECTOR NOMINEES

Name	Age	Director Since	Independent	Audit Committee	Compensation and Human Resources Committee	Governance and Sustainability Committee
Alan D. Feldman	73	2008	Yes
Lawrence V. Jackson	71	2020	Yes
Ann E. Savage	68	2025	Yes
____________________________________
Committee Chair
Committee Member

JBT MAREL YEAR IN REVIEW
As a pure-play food and beverage technology solutions provider, 2024 was a strong year for JBT. The Company achieved record annual revenue, adjusted EBITDA, and adjusted EPS for its continuing operations. The Company’s diverse end market participation continued to be a differentiator. The Company's year-over-year revenue growth was driven by its resilient recurring revenue coupled with strong demand from warehouse automation, fruit and vegetable processing, ready meals, and pharmaceuticals. Moreover, poultry market fundamentals improved throughout 2024, allowing the Company to benefit from recovery in equipment demand from global poultry customers. Finally, the Company's margins improved year over year, which was driven by volume growth and strong execution on strategic sourcing and continuous improvement initiatives.

Beyond the Company’s operational achievements, 2024 was also a significant year as the JBT team worked diligently to complete the combination with Marel hf. ("Marel"), a complementary global food technology leader. By bringing together the strengths of JBT and Marel, we believe that JBT Marel is uniquely positioned to transform the future of food.

Our holistic solutions offering will allow us to improve our value proposition with global customers as we put together an ecosystem of integrated technology, software, and service to improve customers’ operational efficiency, increase traceability, reduce waste, and enhance uptime. Additionally, we believe that our talented workforce with deep application knowledge coupled with the benefits of our operational scale creates further opportunities for value creation.

The transaction was completed on January 2, 2025, and the combined company was renamed JBT Marel Corporation.1

BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner that is consistent with both applicable legal requirements and a business model that requires our employees to conduct business with the highest standards of integrity. The Board has adopted and adheres to corporate governance principles that the Board and senior management believe not only promote this purpose, but are sound and represent best practices.
1 Explanatory Note: In conjunction with the combination of John Bean Technologies Corporation and Marel hf., the corporation changed its name and stock ticker symbol to “JBT Marel Corporation” and “JBTM”, respectively, effective January 2, 2025. Unless otherwise specified or indicated by context, references herein to “JBT Marel”, “JBT Corporation”, “JBT”, “we”, “us”, “our” and the “Company” refer to John Bean Technologies Corporation and its subsidiaries for periods ending on or before the name change and to JBT Marel Corporation and its subsidiaries for any references after the name change.

2025 Proxy Statement	iii

Selected Current Corporate Governance Practices

Number of directors 10	Majority voting in uncontested director elections	Director orientation and continuing education programs	Annual stockholder approval of executive compensation
	✓ Yes	✓ Yes	✓ Yes

Number of independent directors 9	Stock ownership and retention guidelines for senior executives and directors	All audit committee members are “audit committee financial experts”	Stockholder engagement program
	✓ Yes	✓ Yes	✓ Yes

Number of female directors 4	Annual election of Directors approved, fully effective in 2026	Code of business ethics and conduct and ethics hotline	No poison pill
	✓ Yes	✓ Yes	✓ Yes

Average tenure of directors 5 years	Regular executive sessions of independent directors	Compensation claw-back policy	Board succession planning and skills matrix
	✓ Yes	✓ Yes	✓ Yes

Percentage of female directors chairing committees 66.67%	Independent compensation consultant	Compensation Committee approved peer group for pay and performance comparisons	Separation of Chairman and CEO roles
	✓ Yes	✓ Yes	✓ Yes
Number of ethnically/racially diverse directors 1	Competitive pay philosophy (50th percentile of market)
✓ Yes

JBT MAREL OVERVIEW
JBT Marel is a leading global provider of equipment, integrated technology, and services to the food and beverage industry. Driven by a singular purpose, transforming the future of food, we empower businesses to stay ahead in a rapidly evolving market.

We work with businesses who make a variety of foods, beverages and other products, including animal protein, plant-based products, fresh produce, ready meals, carbonated beverages, and beyond. We combine transformative technology, applied knowledge, and holistic thinking to solve the most pressing challenges and support the goals of our customers.
We focus on understanding the needs of our customers, striving to optimize their efficiency at every stage. We seek to collaborate with customers to make every byte of data, every bolt on a machine, and every moment of our support count. We seek to be a true partner with customers, by striving to improve food sustainability and working in close collaboration with customers to make a meaningful difference to their ability to improve food production.

iv	2025 Proxy Statement

2022 - 2024 FINANCIAL PERFORMANCE HIGHLIGHTS

(dollars in millions except per share data)	2024	2023	2022
Total revenue	$1,716.00	$1,664.40	$1,590.30
Operating income	$118.40	$164.70	$132.60
Income from continuing operations	$84.60	$129.30	$103.80
Net income	$85.40	$582.60	$137.40
Diluted earnings per share from continuing operations	$2.63	$4.02	$3.23
Diluted earnings per share from net income	$2.65	$18.13	$4.28
Total assets	$3,413.80	$2,710.40	$2,641.00
Long-term debt, less current portion	$1,252.10	$646.40	$977.30

EXECUTIVE COMPENSATION HIGHLIGHTS

Strong emphasis on results: 75% of annual target cash incentive opportunity and 60% of the value of long-term equity incentives are tied to key financial and stock price performance metrics.
Pay-for-performance alignment for Named Executive Officers:
To encourage a focus on long-term success, our compensation structure includes equity incentives with a three-year vesting requirement and a performance-based component tied to company performance over the same period. A significant portion, 57%, of the Chief Executive Officer's and an average of 49% for other named executive officers' target compensation is tied to performance incentives for 2024.

Balance division performance targets and full company performance targets:

Named executive officers with division management roles have performance targets for annual cash incentive awards that are weighted 70% on business performance and 30% on overall company performance in order to appropriately balance objectives established for operations while providing meaningful incentives for contributions to the success of overall company performance.

Financial targets require continued performance improvements:

Targets for our annual cash incentive plan require continued significant year-over-year growth in earnings before interest, taxes, depreciation and amortization (“EBITDA”), improvement in EBITDA margin, and achievement of free cash flow conversion (“FCF”) performance. The long-term incentive performance awards include three-year earnings per share (“EPS”) targets while sustaining a high level of return on invested capital (“ROIC”), as well as the relative comparison in stock growth and dividend growth compared to the S&P 1500 Industrial Machinery index constituents.

Competitive pay opportunities:
We provide competitive pay opportunities consistent with target benchmark levels, with appropriate differences based on individual experience, impact and performance. Total target compensation is also generally consistent with target benchmark levels.

2025 Proxy Statement	v

vi	2025 Proxy Statement

2025 Proxy Statement	vii

Proposal 1 – Board of Director Nominees

Proposal Election of Directors	Board Recommendation The Board of Directors recommends that you vote FOR each director nominee	✓

PROPOSAL SUMMARY
The re-election of three Directors.
The Board of Directors currently consists of ten members. We currently have three classes of directors, each class being of approximate equal size. At our 2023 Annual Meeting of Stockholders, our stockholders approved a proposal to amend our Certificate of Incorporation to transition to annual elections of all our directors, beginning at last year's Annual Meeting. Thereafter, on May 15, 2023, our Certificate of Incorporation was amended to implement this change on a staggered basis. As a result, any director who was elected, at that time, to fill a vacancy replacing a director who was serving a three-year term was to serve for the remainder of the predecessor’s term. At last's year's Annual Meeting of Stockholders, any directors whose terms were expiring, and any successors, were subject to election for two-year terms expiring at the 2026 Annual Meeting of Stockholders. Beginning with the 2025 Annual Meeting of Stockholders and at all annual meetings thereafter, all directors whose terms are expiring, and any successors, will be subject to election for a one-year term expiring at the next annual meeting. Accordingly, this year's Board nominees, each of whom would have historically been subject to a two-year term based on their class year, will instead be elected for a one-year term expiring at the 2026 Annual Meeting of Stockholders. Beginning with the 2026 Annual Meeting of Stockholders, the entire Board will be elected annually.

In connection of the Company's combination with Marel, which was finalized on January 2, 2025, the Board of Directors appointed four (4) new directors, each of whom had previously served on the Board of Directors for Marel. Three of these new directors, Olafur S. Gudmundsson, Svafa Gronfeldt, and Arnar Thor Masson, were appointed as Class I directors and the fourth, Ann E. Savage, was appointed as a Class II director. The appointment of each director was effective on January 2, 2025.
The Governance and Sustainability Committee has decided to re-nominate Alan D. Feldman, Lawrence V. Jackson, and Ann E. Savage, as Class II directors, at the 2025 Annual Meeting of Stockholders. The continuing directors are Barbara L. Brasier, Brian A. Deck, Svafa Gronfeldt, Olafur S. Gudmundsson, Charles L. Harrington, Polly B. Kawalek, and Arnar Thor Masson. Information about the nominees, the continuing directors, and the Board of Directors as a whole, is contained in the section of this Proxy Statement entitled “Board of Directors.”
The Board of Directors expects that all three of the nominees will be able and willing to serve as directors. If any nominee is not available:
•the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy;
•the Board of Directors may decide to leave the vacancy temporarily unfilled; or
•the size of the Board of Directors may be reduced.
Vote Required
The election of directors will be determined by a majority voting standard. This means that a director nominee will be elected to the Board of Directors only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

2025 Proxy Statement	1

Proposal 1 – Election of Directors
BOARD OF DIRECTORS
Nominees for Directors
(Class II — Term Expiring in 2026)
Alan D. Feldman

Director Since: 2008 Chairman of the Board, JBT Corporation Former Chairman of the Board, President and Chief Executive Officer of Midas, Inc., an international automotive services company Age: 73
Background
•Chairman of the Board of Directors, JBT Corporation (now JBT Marel Corporation) since June 2020.
•President and Chief Executive Officer of Midas, Inc. (January 2003 to May 2012) and its Chairman from (May 2006 to May 2012).
•Held several senior management posts with McDonald’s Corporation, becoming President of McDonald’s USA in 1998 and Chief Operating Officer and President of McDonald’s Americas in 2001.
•Served in financial and operations posts at Frito-Lay and Pizza Hut. At Pizza Hut, Mr. Feldman was named Senior Vice President of Operations in 1990 and Senior Vice President, Business Strategy and Chief Financial Officer, in 1993.
•Mr. Feldman served on the Board of Directors for Foot Locker, Inc. (2005 to 2024).
•Mr. Feldman serves as a Governing Director of the University of Illinois Foundation.
•Mr. Feldman served on the Board of Directors for GNC Holdings, Inc. (2013 to 2020).

Qualifications
•Expertise in the fast-food, quick-serve and snack food industries, markets for our FoodTech businesses, as a result of his senior management positions with McDonald’s and PepsiCo’s Frito-Lay and Pizza Hut operating units.
•His experience serving as CEO and Chairman of Midas, Inc. provides our Board with the expertise and experience of a former chief executive officer and board chairman of an international retail, parts and services business.
Committees:
Member of the Compensation and Human Resources Committee

Lawrence V. Jackson

Director Since: 2020 Chairman of the Board of Directors of SourceMark LLC and Senior Advisor for New Mountain Capital LLC, a New York-based private investment firm Age: 71
Background
•Current Chairman (since 2010) and former Chief Executive Officer (from 2010 to 2012) of SourceMark LLC., privately held.-
•Senior Advisor of New Mountain Capital LLC (since 2008).
•Executive Vice President, Chief People Officer and President and Chief Executive Officer, Global Procurement Division, of Walmart Stores, Inc. (2004 to 2007).
•President and Chief Operating Officer of Dollar General Corporation (2003 to 2004).
•Mr. Jackson currently serves on two other public company Boards: Assurant, Inc. (since 2009); and Bloomin’ Brands, Inc. (since 2020).
•Mr. Jackson served on the Board of Directors of Allied Waste Industries, Inc. (2003 to 2005), Fresh America Corporation (1997 to 2001), Prologis, Inc. (2008 to 2011), RadioShack Corporation (2000 to 2005), and Snyder’s-Lance, Inc. (2015 to 2018).

Qualifications
•Over 30 years of senior executive and logistics management experience with leading consumer product and food related companies, including Dollar General, Walmart, Safeway and PepsiCo.
•Significant board leadership experience having served as a director for SourceMark (currently serving as Chairman), Assurant, Bloomin Brands and Snyder’s-Lance as well as several private portfolio companies owned by New Mountain Capital.
Committees:
•Member of the Compensation and Human Resources Committee
•Member of the Governance and Sustainability Committee

2	2025 Proxy Statement

Proposal 1 – Election of Directors

Ann E. Savage

Director Since: 2025 Former Member of the Marel Board of Directors. Age: 68
Background
.
•Head of Food Technical, Food Safety and Risk Management, Gousto (SCA Investments Limited, trading as Gousto), a meal kit company (2018-2021).
•Group Technical Director and Member of the Management Board, with responsibility for Food Safety and Quality Management, Health and Safety and Sustainability UK, USA and China and manufacturing excellence (3 years), Bakkavor Group plc, a global manufacturer of prepared foods (2004-2017).

Qualifications
•Former Member of the Board of Directors, Marel hf. (2013 –2025), serving as a member of the Audit Committee (2020 – 2025) and the Remuneration Committee (2014 - 2020).

•Over 40 years of experience in the Food Industry, particularly with food safety, food standards, and prepared foods.

Committees:
Member of the Audit Committee

Class I — Term Expiring in 2026
Charles L. Harrington

Director Since: 2022
Former, Chairman, Chief Executive Officer and President of Parsons Corporation, a digitally enabled solutions provider, focused on defense, intelligence and critical infrastructure markets
Age: 66

Background
•Executive Chairman of Parsons Corporation (July 2021 to April 2022).
•Chairman, Chief Executive Officer and President of Parsons Corporation from April 2008 to July 2021. During his career at Parsons Corporation, Mr. Harrington served as Chief Financial Officer (July 2006 to April 2008), Group President (January 2001 to July 2006), Senior Vice President (April 1996 to January 2001) and Vice President, Program Management and Business Development (January 1991 to April 1996).
•Mr. Harrington currently serves on three other public company Boards: J.G. Boswell Company (since June 2015); Constellation Energy Corporation (since February 2022); and Korn Ferry (since September 2022).
•Mr. Harrington also served as Chairman of the Board of the Institute of Digital Engineering USA (IDEUSA) until 2024 and currently serves as Vice Chairman of the Cal Poly Foundation.
•Mr. Harrington served on the Board of Directors of The AES Corporation (2013-2020).

Qualifications
•40-year career at Parsons Corporation with increasing levels of leadership and executive responsibilities.
•Experience as a chief executive and board chairman provide the Board with significant experience in its evaluations of risks and opportunities facing our Company.
Committees:
•Member of the Audit Committee
•Chair of the Governance and Sustainability Committee

2025 Proxy Statement	3

Proposal 1 – Election of Directors

Arnar Thor Másson

Director Since: 2025 Former Chair of the Marel Board of Directors Age: 53
Background
•Member, Board of Directors. Síminn hf., a Telecommunications company based in Iceland,publicly traded on Nasdaq Iceland (since 2021).
•Chief Human Resources and Strategy Officer, Isavia ohf. (2019 – 2020).
•Alternate director on the residence board at the European Bank for Reconstruction and Development (EBRD) in London, United Kingdom (2016-2019).
•Director General in the Prime Minister’s Office for 6 years, Government of Iceland (2010-2016).
•Deputy Director General in the Ministry of Finance, Government of Iceland (2000-2010).

 Qualifications
•Former Member of the Board of Directors of Marel hf., a company that was publicly traded on Nasdaq Iceland (2001-2025). Mr. Masson served as Board Chair (2021-2025), Vice Chair (2013-2021), Chair of the Remuneration Committee (2010-2025), Chair of the Audit Committee (2013-2021).
•Mr. Masson brings experience as long-time board member and leader of Marel's Board of Directors, along with diverse experience with businesses, government, and board leadership of public companies.

Committees:
•Member of the Compensation and Human Resources Committee
•Member of the Governance and Sustainability Committee

Dr. Olafur S. Gudmundsson

Director Since: 2025 Former Member of the Marel Board of Directors Age: 55
Background
•Current Head Discovery Pharmaceutics and Analytical Sciences, (since 2021) and former Head Discovery Pharmaceutics (2018-2021), Bristol Myers Squibb, Inc, a global biopharmaceutical company.

•Dr. Gudmundsson serves as a member of the Board of Eyrir Invest.hf., an international investment company. Eyrir Invest hf. is currently an investor in JBT Marel.

Qualifications
•Former Member of Marel hf. Board of Directors (2014-2025), serving as Vice Chairman (2021-2025), member of the Remuneration Committee (2014-2025) and member of the Nomination Committee (2014-2025).
•Dr. Gudmundsson has more than two decades of experience in the pharmaceutical industry. His experience includes research and development, conducting clinical trials, evaluation of acquisitions, and integration of merged companies. He brings his extensive management, research and development expertise, particularly in the pharmaceutical industry, to the Board.
Committees:
•Member of the Compensation and Human Resources Committee
•Member of the Governance and Sustainability Committee

4	2025 Proxy Statement

Proposal 1 – Election of Directors
Dr. Svafa Gronfeldt

Director Since: 2025 Former Member of the Marel Board of Directors Age: 60
Background
•Professor of Practice at the Massachusetts Institute of Technology("MIT") since 2021 and founding member of MIT's innovation accelerator DesignX, which is focused on the design and development of technology and service-based ventures created at MIT.
• Board Member, Icelandair Group hf. (since 2019), and serving on its Audit Committee (since 2019).
• Board Member, Embla Medical hf. (since 2008), Serving as Vice-Chair (since 2021).
• Board Member, Origo ehf. (Public when Dr. Gronfeldt served on the Board), an information technology services company (2019-2021)
• Dr. Gronfeldt’s previous positions include executive leadership positions at two global life science companies where she served as Chief Organizational Development Officer of Alvogen and Deputy to the CEO of Actavis Group. Dr. Gronfeldt is also a former President of Reykjavik University, in Iceland.

Qualifications
•Member of the Marel Board of Directors (from 2021-2025), serving in leadership as Chair of the Audit Committee (2021-2025).
•Dr. Gronfeldt has broad board experience and her executive career has been focused on organizational design for high growth companies, strategy implementation, service process design for operational improvement and performance tracking.
Committees:
Member of the Audit Committee

Class III — Term Expiring in 2026

Barbara L. Brasier

Director Since: 2019 Retired Senior Vice-President and Chief Financial Officer of Herc Holdings, Inc., an equipment rental company Age: 66
Background
•Senior Vice President and Chief Financial Officer of Herc Holdings, Inc. from 2015 to 2018.
•Senior Vice President, Tax and Treasury of Mondelez International, Inc. from 2012 to 2015.
•Ms. Brasier currently serves on two other public company Boards: Molina Healthcare, Inc. (since 2019); and Lancaster Colony Corporation (since 2019).

Qualifications
•Experience as a senior executive officer in finance spanning a career of over 35 years in various industries including paper and packaging, industrial equipment and food production.
•Broad global operating, finance and M&A experience.
Committees:
•Chair of the Audit Committee
•Member of the Governance and Sustainability Committee

2025 Proxy Statement	5

Proposal 1 – Election of Directors

Brian A. Deck

Director Since: 2020 Director and Chief Executive Officer of JBT Marel Corporation Age: 56
Background
•Director and Chief Executive Officer, JBT Marel Corporation, since January 2025.
• Director, President, Chief Executive Officer, JBT Corporation, from December 2020 to January 2025.
• Interim President and Chief Executive Officer, JBT Corporation from June 2020 to December 2020.
• Executive Vice President and Chief Financial Officer, JBT Corporation, from 2014 to September 2020.
•Chief Financial Officer of National Material L.P. from 2011 to 2014.
•Mr. Deck had positions of increasing responsibilities at Ryerson Inc., General Electric Capital, Bank One (now JPMorgan Chase & Co.) and Cole Taylor Bank.

Qualifications
•Ten years as a JBT executive leading our diversified businesses through two growth strategies, capital deployment via multiple acquisitions, disposition of our AeroTech business in furtherance of a pure play food & beverage industry strategy, a digital transformation strategy, capital structure changes, execution of the Company’s margin expansion program and restructuring actions.
•MBA with a concentration in finance from DePaul University and a bachelor’s degree in Economics from the University of Illinois.

Polly B. Kawalek

Director Since: 2008 Retired President of PepsiCo’s Quaker Foods Division, an international manufacturer of branded products Age: 70
Background
•Retired in 2004 after serving for 25 years in various capacities with Quaker Oats, Inc., which in 2001 became a business unit of PepsiCo, serving as President of Quaker Oats’ U.S. Foods division from 2001 until 2004, and from 1997 through 2000 as President of its Hot Breakfast division.
•Ms. Kawalek served on the Board of Directors of Elkay Manufacturing Company from 2005 to March 2020, Martek Biosciences Corp. from 2005 until February 2011, and Kimball International, Inc. from 1998 until January 2009.

Qualifications
•25 years of food industry experience from her roles at Quaker Oats, both prior and subsequent to its acquisition by PepsiCo. Ms. Kawalek’s insights into research and development, product innovation and marketing bring our Board key perspectives for strategic planning.
Committees:
•Chair of the Compensation and Human Resources Committee
•Member of the Audit Committee

6	2025 Proxy Statement

Proposal 1 – Election of Directors
INFORMATION ABOUT THE BOARD OF DIRECTORS
Corporate Governance
Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner that is consistent with applicable legal requirements and a business model that requires our employees to conduct business with the highest standards of integrity. The Board has adopted and adheres to corporate governance principles that the Board and senior management believe not only promote this purpose, but are sound and represent best practices. The Board reviews these governance practices, the corporate laws of the State of Delaware under which we were incorporated, the rules and listing standards of the New York Stock Exchange, Nasdaq Iceland, and the regulations of the Securities and Exchange Commission, as well as best practices recognized by governance authorities, to benchmark the standards under which it operates. The corporate governance principles adopted by the Board of Directors may be viewed on our website under Corporate Governance at https://ir.jbtc.com/leadership/board-of-directors/ and are also available in print to any stockholder upon request. A request should be directed to our principal executive offices at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602, Attention: Executive Vice President, Chief Legal Officer.
Stockholder Engagement
Our Board of Directors believes that stockholders should have opportunities to engage directly with Company management and the Board. The Company engages with stockholders on a variety of topics throughout the year to ensure we are addressing questions and concerns, to seek input and to provide perspective on the Company’s strategy, operating results, executive compensation, governance policies, and this year, our tender offer for Marel. Stockholder feedback from this engagement is considered by the Board of Directors and reflected by enhancements to policies and practices. The Company’s stockholder engagement program includes but is not limited to investor days, roadshows, one-on-one conferences, Company business operation site visits, outreach to investors on governance and related topics, and general availability to respond to investor inquiries. The multi-faceted nature of this program allows the Company to maintain meaningful engagement with a broad audience of stockholders.
In addition to having an opportunity for direct engagement with senior management, stockholders may effectively communicate a point of view with the Board of Directors in a number of ways, including the following:
•voting on Board nominees;
•providing an annual advisory vote on executive compensation;
•submitting stockholder proposals;
•participating in our Annual Meeting of Stockholders; and
•communicating in writing directly to our Board of Directors via our Chairman of the Board.
Environmental, Social, and Corporate Governance
Sustainability and responsibility are essential to how we do business. We have embedded these principles into the solutions we offer to customers and incorporated them into our own operations through our environmental, social, and governance (ESG) strategy.

Our ESG strategy focuses on three key pillars that help us have a positive impact on our planet, workforce, communities, and, ultimately, our business. These pillars, and related ESG commitments and actions, help fuel our actions to transform the future of food.
•Customer Solutions: We are committed to continuing to evolve our product line to deliver long-lasting solutions that enable our customers to meet production needs while reducing their environmental footprint.
•People & Communities: We invest in a workplace that prioritizes inclusion, belonging, and career growth for each JBT Marel employee.
•Responsible Operations: We drive continuous improvement in our facilities by maintaining strict safety standards for our workforce and optimizing our use of energy, water, and other resources.

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i.Double Materiality Assessment (DMA)

In fiscal year 2024, we completed our second materiality assessment. This assessment was conducted as a refresh of our prior analysis and to align with evolving regulatory requirements, which specify that we review materiality from both impact and financial perspectives. The information gained from this assessment provides the foundation for the evolution of our sustainability strategy, as well as our future reporting obligations under the Corporate Sustainability Reporting Directive (CSRD) and other regulatory and external ratings criteria.

Based on this assessment, the following areas were identified as priorities:

•Personal safety of consumers and end users
•Water consumption
•Corporate culture
•Climate change mitigation
•Resource inflows

During fiscal year 2025, we will combine the legacy JBT and legacy Marel DMAs. The results of this exercise will further inform the sustainability and ESG strategy for JBT Marel.
ii. Scope 3 Greenhouse Gas Emissions Assessment

We regularly work to measure and reduce our own greenhouse gas (GHG) emissions for Scope 1 and Scope 2. In 2024, we took an important step in understanding our climate risks and opportunities by assessing our Scope 3 emissions. The results of this assessment showed that over 99% of our total emissions are associated with Scope 3.

Of the 15 categories associated with Scope 3 emissions, over 98% of our emissions are related to the use of our products by our customers. The remaining 14 Scope 3 categories represent less than 1% of our total Scope 3 emissions or are not applicable to our operations.

We plan on using this information to evaluate opportunities for establishing GHG reduction targets and to help us identify continuous improvement opportunities in our technologies and innovations that can help customers operate more efficiently and optimize resource use.
iii. United Nations Sustainable Development Goals (UN SDGs)

The UN Sustainable Development Goals (SDGs) include 17 ambitious goals aimed at creating a more sustainable future for all. Based on our areas of expertise, strategic priorities, and key material topics, we support and contribute to the following SDGs:

In September 2024, we participated in a month-long celebration of the UN SDGs. From zero hunger and gender equality to good health and well-being, JBT locations around the world engaged in activities that promote the SDGs, reaffirm our commitment to sustainability, and showcase our efforts to create a better world.

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The following table highlights specific actions taken by the Company during 2024 as we continue our ESG journey.
iv. ESG Highlights

Environmental, Social & Governance (ESG) Highlights
Customer Solutions
•In 2024, we focused on equipment innovations and technical support programs that help our customers make positive environmental impacts by increasing yields, conserving water and energy, ensuring food safety, preserving food throughout the distribution channel, and automating processes.
•With a commitment to innovation and excellence, JBT Proseal recently introduced the XTRs tray-sealing machine, the successor to the GTR. This semi-automatic, two-station solution can seal 30 packs per minute while reducing energy usage and total running costs. The XTRs features a two-impression tool and employs all-electric sealing for a more consistent and efficient seal force.
•The DT 2500/3700 tumbler enhances product quality by reducing excess brine and surface moisture, ensuring superior freezing results. It includes a sustainable brine collection system to minimize waste and improve resource efficiency. Its customizable design can streamline production by potentially eliminating the need for second stage tumbling and pre-freezers, saving time and energy.

Responsible Operations
•Our facilities continue to make progress in achieving goals including but not limited to those related to: the reduction of water and energy use; the associated GHG emissions; and supplier and community engagement. In 2024, we launched an internal system that helps each facility track their monthly advancements in each of these areas.
•We remain focused on effective resource management, including minimizing the waste we generate and responsibly disposing of what we do produce. While waste data has historically been tracked by facilities, we are now collecting this data at the corporate level. With a more holistic view of our waste footprint, we can better monitor the progress of waste reduction initiatives as well as efforts to divert waste from landfills.
•From highway clean-up events and e-waste collection drives to employee well-being initiatives and food drives, we maintain an annual awards program that highlights and celebrate innovative Sustainability and Community initiatives undertaken by our facilities and employees.
•Our Supplier Code of Conduct guides our interactions with suppliers, and was updated in April 2024 to more accurately reflect our expectations of our suppliers.
•As is true for many other companies, a significant source of the Company’s environmental footprint lies in our supply chain. We regularly engage with our supply chain to understand their sustainability initiatives, to share best practices, and to evaluate opportunities for partnership and collaboration.

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People and Communities
•Newsweek and Plant-A Insights Group recognized the Company as one of America’s Greatest Workplaces in 2024. This recognition is a testament to the incredible dedication, collaboration, and innovation of every team member.
•At the Company, keeping employees safe and managing workplace risks are of paramount importance. Our Total Recordable Incident Rate was 0.65, which is 115% lower than the 2023 Bureau of Labor Standards (BLS) industry average of 2.40. Similarly, our Lost Time Incident Rate was 0.19, which is 107% lower than the 2023 BLS industry average of 0.63. Additionally, an average of 1.36 near-miss incidents were reported per employee, translating into more than 7,300 incidents that were proactively identified and corrected in 2024.
•We remain committed to maintaining a culture of inclusion and belonging for all employees by continuously developing and implementing programs, processes, and communications that support these objectives. We believe inclusion and belonging is the cornerstone of innovation, bringing unique perspectives that enrich our corporate culture and drive success. innovation.
•We encourage employees to spend their professional journey with the Company, crafting a career that reflects their skills, goals, and interests. Education plays a vital role in this journey. Through the Company's Learning Academy, we offer a hub where employees can access a range of training courses. For those seeking educational opportunities beyond the Academy, we continue to offer tuition reimbursement, which has been expanded in recent years to cover certificates in addition to degrees.
•We remained focused on creating a healthier, more sustainable world and that focus extends to the communities where we operate. This includes making donations to charitable organizations, offering merit-based scholarships (to children of our employees), and organizing days of service--each allowing us to give back to communities and take on projects that complement our ESG priorities.
• We decided to establish the JBT Marel Foundation, which will support organizations that focus on food security, eliminating food waste and advancing food research.

Governance
•As an essential member of the food value chain, we build long lasting relationships by leading with accountability and ethics. Our Corporate Governance Guidelines and our JBT Marel Guide to Ethical Conduct explain our commitment to working transparently at the highest levels.
•We appointed a new Chief Ethics and Compliance Officer in 2024 to provide leadership in identifying legal compliance risks, developing risk mitigation tools and creating awareness of compliance issues broadly across the Company.
•Overall ESG oversight resides with our Board of Directors and its Governance and Sustainability Board Committee, both of which meet at least four times a year. The Governance and Sustainability Board Committee provides guidance over management’s processes to identify, assess, manage and disclose environmental, social and governance related risks and opportunities.
•We also maintain various governance structures and processes to drive ESG work forward including an executive level steering committee, site level working teams, sustainability reporting processes and monthly best practice sharing calls.

ESG Reporting
•ESG Reporting
◦We published our annual ESG report in July 2024 and continue to align with the Task Force on Climate Related Financial Disclosures (TCFD) and the Sustainability Accounting Standards Board (SASB) frameworks.
◦In 2024, we responded to the CDP Climate Change questionnaire for the second time and the CDP Water questionnaire for the first time, providing information on our governance of climate and water issues, risks and opportunities, business strategy, targets, emissions, and performance metrics. We received a "C" score for both disclosures, indicating our awareness of climate and water impacts and opportunities.

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Meetings
Our Board of Directors held 12 meetings during 2024, which included several meetings related to our transaction with Marel. Each incumbent director attended at least 75% of the meetings of the Board. In addition, each of our directors attended at least 75% of the meetings of the committees on which he or she served during 2024. The Board of Directors has scheduled a board meeting on the day of the 2025 Annual Meeting of Stockholders, and the Company encourages Board members to virtually attend the Annual Meeting of Stockholders. All of our Board members serving on the Board in 2024 and continuing on the Board thereafter attended the 2024 Annual Meeting of Stockholders.
Committees of the Board of Directors
The Board of Directors has three standing committees: an Audit Committee, a Compensation and Human Resources Committee, and a Governance and Sustainability Committee. Committee assignments are typically reassessed annually and will be considered at the May 2025 Board meeting following our Annual Meeting.
Each of the committees described above operates pursuant to a written charter setting out the functions and responsibilities of the committee, each of which may be reviewed on our website under Corporate Governance at https://ir.jbtc.com/leadership/board-of-directors, and is also available in print to stockholders upon request submitted to our principal executive offices at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602, Attention: Executive Vice President, Chief Legal Officer.
Audit Committee

Committee Members	Primary Responsibilities	# of Meetings in 2024
Barbara L. Brasier (Chair) Svafa Gronfeldt Charles L. Harrington Polly B Kawalek Ann E. Savage
•Responsibilities associated with our external independent auditor, including their appointment, compensation, retention or termination, and oversight;
• Review and discuss with management, our Vice President of Internal Audit and our independent auditor the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies that could significantly affect our financial statements;
• Review of the scope, planning and staffing of the prospective audit and approval of estimated fees therefor;
• Resolution of disagreements between management and our independent auditor regarding financial reporting;
• Oversight over accounting and financial reporting processes associated with the preparation of our financial statements and filings with the Securities and Exchange Commission;
• Review of reports by management and legal counsel relating to litigation and compliance with laws, internal policies and controls that are material to our financial statements;
• Review and assess our financial and accounting organization and internal controls;
• Review policies with respect to major risk assessment and risk management practices designed to monitor and control exposure to such risks, including M&A integration and performance and cyber-security risks;
• Review of matters associated with auditor independence and approval of non-audit services;
• Oversight over “whistle-blower” procedures for reporting questionable accounting and audit practices;
• Review and discuss with management, new acquisitions, including integration efforts and divestitures; and
• Consult, as appropriate, with the Compensation and Human Resources Committee, regarding the application of any applicable clawback policy.

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Audit Committee members meet privately in separate sessions with representatives of our senior management, our independent public accountants and our Vice President of Internal Audit after certain Audit Committee meetings (Four (4) such sessions were held following Audit Committee meetings in 2024).
The Audit Committee charter gives the Audit Committee the authority and responsibility for the engagement, compensation and oversight of our independent public accountants and the review and approval in advance of the scope of audit and non-audit assignments and the related fees of the independent public accountants. The Audit Committee charter also gives this committee authority to fulfill its obligations under Securities and Exchange Commission, New York Stock Exchange, and Nasdaq Iceland requirements.
The Board of Directors has determined that all of the currently serving members of the Audit Committee (Barbara L. Brasier, Svafa Gronfeldt, Charles L. Harrington, Polly B. Kawalek, and Ann E. Savage): (i) are independent directors as defined by the New York Stock Exchange listing rule; (ii) satisfy the enhanced independence criteria required for audit committee service under the applicable Securities and Exchange Commission rules and the New York Stock Exchange listing rules; (iii) meet the New York Stock Exchange standard of having accounting or related financial management expertise; (iv) meet the Securities and Exchange Commission criteria for an “audit committee financial expert”: and (v) satisfy the independence requirements for audit committee members in the guidelines on corporate governance of Nasdaq Iceland.
Compensation and Human Resources Committee
To better reflect its role, the Committee changed its name to the Compensation and Human Resources Committee in December 2024 to reflect its broader responsibilities for human capital oversight including talent and succession planning.

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Committee Members	Primary Responsibilities	# of Meetings in 2024
Polly B. Kawalek (Chair) Alan D. Feldman Olafur S. Gudmundsson Lawrence V. Jackson Arnar Thor Masson
•Providing oversight of executive compensation policies and design practices, the alignment of pay and performance, total compensation of the Chief Executive Officer, compensation levels of executive officers and non-employee directors and the Company’s benefit plans;
•Provide oversight of the Company’s policies, programs and initiatives focusing on the Company’s leadership and workforce;
•Review the effectiveness of the Company’s human resources and human resources policies, practices, strategies and goals,and support the Company's strategy of inclusion and belonging for all employees, as part of the Company's governance and sustainability initiatives;
•Annually reviewing succession plans for the Chief Executive Officer and other key executive officers, and reporting to the full Board on succession planning and management development strategies and outcomes;
•Reviewing our overall compensation philosophies to ensure policies appropriately link management interests with those of stockholders, align pay with performance and mitigate risks;
•Approving the peer group used for compensation levels, program design and relative performance comparisons and ensuring our pay programs are competitive and enable us to retain, motivate and attract top talent;
•Administering our Incentive Compensation and Stock Plan and any other predecessor plans (the “Incentive Compensation Plan”), approving and administering other equity compensation plans;
•Reviewing and approving the short- and long-term program designs, metrics, performance goals and individual objectives (as it relates to the Chief Executive Officer) compared to incentive plan terms and total incentive compensation amounts to be paid to executive officers;
•Reviewing, approving and administering policies and agreements permitting recovery of prior, or forfeiture of existing unvested or unearned, executive officer compensation awards including those related to a restatement of our financial results or serious misconduct by an executive officer;
•Appointing members of the Employee Benefits Plan Committee and periodically reviewing the actions taken by that committee;
•Approving all executive officer pay packages, periodically reviewing executive officer perquisites and executive severance arrangements, hedging and pledging policies;
•Establishing and monitoring compliance with executive stock ownership guidelines;
•Reviewing the competitiveness and design of Board compensation and recommending to the full Board changes to compensation for non-employee directors;
•Reviewing management’s Compensation Discussion and Analysis to be included in our annual proxy statement, issuing its report on executive compensation for inclusion in our annual report or proxy statement;
•Reviewing and recommending for Board approval the frequency of advisory votes on executive compensation (“say on pay”), and reviewing the results of “say on pay” resolutions and the input received from our stockholders engagement efforts, and considering any implications thereof; and
•Hiring an independent executive compensation consultant to advise the Committee after determining that the consultant met independence requirements.
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The Board of Directors has determined that all of the members of the Compensation and Human Resources Committee (Polly B. Kawalek, Alan D. Feldman, Lawrence V. Jackson,Olafur S. Gudmundsson and Arnar Thor Masson): (i) are independent directors as defined by the New York Stock Exchange listing rules; (ii) satisfy the enhanced independence criteria required for compensation committee service under Securities and Exchange Commission regulations and the New York Stock Exchange corporate governance listing standards; and (iii) satisfy the independence requirements for remuneration committee members in the guidelines on corporate

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governance of Nasdaq Iceland. The Compensation and Human Resources Committee members meet privately in separate sessions with representatives of our compensation consultant and our Executive Vice President, Human Resources after most committee meetings and three (3) such sessions were held following Compensation and Human Resources Committee meetings in 2024.
Under its charter, our Compensation and Human Resources Committee has the authority to engage the services of outside consultants, outside lawyers, and others to assist the committee’s fulfillment of its responsibilities. The Compensation and Human Resources Committee engaged Meridian Compensation Partners, LLC (“Meridian”), an internationally recognized executive compensation consulting firm, as the Committee’s independent compensation consultant for 2024. For 2024, the Compensation and Human Resources Committee’s engagement agreement with Meridian provided for a scope of work that included ensuring that the Compensation and Human Resources Committees compensation recommendations were consistent with our business strategy, pay philosophy, prevailing market practices and relevant regulatory mandates and assisting the Committee’s efforts to make compensation decisions that were aligned with the interests of our stockholders. In addition, Meridian’s engagement for 2024 included the provision of executive pay philosophy and incentive compensation plan design advice, for both annual and long-term incentive vehicles and other compensation benefit programs as well as advising on the Company’s compensation peer group and comprehensive competitive market studies. Meridian’s engagement in 2024 also included providing consulting and competitive market data on director compensation matters. In connection with its engagement of Meridian, the Compensation and Human Resources Committee considered various factors bearing upon Meridian’s independence including, but not limited to, the amount of fees received by Meridian from the Company as a percentage of Meridian’s total revenue, Meridian’s policies and procedures against any ownership of our stock, as well as policies designed to prevent conflicts of interest, and the existence of any business or personal relationship with any member of the Compensation and Human Resources Committee or management that could impact Meridian’s independence. After reviewing these and other factors, the Compensation and Human Resources Committee determined that Meridian was independent and that its engagement did not present any conflicts of interest. Meridian also determined that it was independent from management and confirmed this in a written statement delivered to the Chair of the Compensation and Human Resources Committee.
The Compensation and Human Resources Committee annually reviews executive pay, peer group selection criteria, compensation design practices and performance to help ensure that our total compensation program is consistent with our compensation philosophies. When determining compensation levels for executive officers for 2024, the Compensation and Human Resources Committee utilized compensation survey data that was supplied by Aon and peer group data sourced from publicly filed proxy statements provided by Meridian. The group of peer companies was recommended by our management, reviewed by Meridian and approved by the Compensation and Human Resources Committee. The Compensation and Human Resources Committee reviews the list of peer companies before the conduct of each compensation benchmarking study to ensure that it continues to be a relevant of the peer group, considering the size, industry, and financial performance of the proposed companies.
The Compensation and Human Resources Committee’s independent consultant collects, analyzes and reports back to the Compensation and Human Resources Committee on the amounts, designs, and components of compensation paid by peer group companies, utilizing regression analysis to develop size-adjusted market values to provide relevant comparisons.
Based on the survey market data and the peer group data from public filings, the Compensation and Human Resources Committee reviewed the appropriateness of management’s recommendations for each of our executive officer’s base pay, annual management cash incentive target opportunities and long-term incentive plan awards for 2024 (other than the CEO). The Compensation and Human Resources Committee allocated total annual compensation to our executive officers among the various elements of short-term cash (base pay and annual cash incentive) and long-term compensation (equity incentive awards) to approximate the market 50th percentile targeted pay levels and mix identified in the survey results and in the data obtained from public filings, with appropriate differences based on individual experience, impact and performance.
The Compensation and Human Resources Committee also has the authority to recommend to the Board of Directors the amount of compensation to be paid to our non-employee directors. Our Chief Executive Officer participated this year in the compensation decisions for the other named executive officers. He did not have a role in setting his own base pay, annual management incentive plan compensation or the size of his annual long-term incentive plan award. Our Executive Vice President, Human Resources, working with Meridian, provided recommendations for each executive’s base pay, annual cash incentive and annual long-term incentive plan award for the Compensation and Human Resources Committee’s review. Our Chief Financial

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Officer and our Vice President, Financial Planning & Analysis also provided the Compensation and Human Resources Committee with information related to our financial performance against our objectives. This information was then used by the Compensation and Human Resources Committee as a factor in setting annual targets and ratings associated with incentive compensation awards and selecting appropriate performance metrics and objectives for long-term performance-based incentive compensation awards.
Governance and Sustainability Committee

Committee Members	Primary Responsibilities	# of Meetings in 2024
Charles H. Harrington (Chair) Barbara L. Brasier Lawrence V. Jackson Olafur S. Gudmundsson Arnar Thor Masson
•Recommending nominees for election to the Board of Directors at the Annual Meeting and identifying and recommending to the Board of Directors qualified candidates for vacancies on the Board in accordance with criteria established by the Board;
•Recommending the member of the Board of Directors to serve as Chairman and, if the Chairman also serves as Chief Executive Officer, a member to serve as the Lead Independent Director;
•Annually making recommendations to the Board of Directors concerning the membership of Board committees and committee chairpersons;
•Developing and recommending to the Board of Directors a set of Corporate Governance Guidelines, reviewing them annually, and making recommendations to the Board from time to time regarding matters of corporate governance;
•Recommending to the Board of Directors in the event of an emergency requiring the replacement of the Chief Executive Officer, that a temporary replacement of the Chief Executive Officer be made, in accordance with emergency succession plan or as otherwise advised by the Committee;
•Recommending to the Board of Directors in the event the Committee believes a permanent replacement of the Chief Executive Officer is necessary that the applicable succession plan be effected;
•Reviewing our ethics policy annually and recommending changes to the Board of Directors;
•Reviewing any request by a Board member to join the board of directors of any other publicly-held or private for-profit company;
•Annually reviewing and evaluating all relationships between non-employee directors and our Company and making recommendations to the Board of Directors regarding the assessment of each non-employee director’s independence;
•Monitoring orientation and training needs of the directors and making recommendations regarding director training programs and advising the Board on emerging governance trends;
•Reporting annually to the Board of Directors the Committee’s assessment of the performance of the Board and its committees;
•Overseeing engagement with stockholders and proxy advisor firms, and reviewing proxy advisory firm policies and voting recommendations;
•Reviewing stockholder proposals and items of business brought under advance notice bylaws and recommending Board responses pursuant to Rule 14a-8 of the Securities Exchange Act or the Company’s bylaws; and
•Overseeing the development of, and periodically reviewing, the Company’s environmental, social and governance programs and initiatives.
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The Board of Directors has determined that all of the members of the Governance and Sustainability Committee (Charles L. Harrington, Barbara L. Brasier, Olafur S. Gudmundsson, Lawrence V. Jackson, and Arnar Thor Masson) are independent directors as defined by the New York Stock Exchange listing rules, and satisfy independence requirements in the guidelines for corporate governance of Nasdaq Iceland.

Stockholders may submit recommendations for future candidates for election to the Board of Directors for consideration by the Governance and Sustainability Committee by writing to: Executive Vice President, Chief Legal Officer, JBT Marel Corporation, 70 West Madison Street, Suite 4400, Chicago, Illinois 60602. To make a nomination for the 2026 Annual Meeting, please refer to the requirements set forth in our bylaws and the timing

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requirements specified in the section of this Proxy Statement entitled “Proposals for the 2026 Annual Meeting of Stockholders.” All submissions from stockholders meeting the requirements set forth in our bylaws will be reviewed by the Governance and Sustainability Committee.
In connection with its role in recommending candidates for the Board, the Governance and Sustainability Committee advises the Board with respect to the combination of skills, experience, perspective and background that its members believe are required for the effective functioning of the Board considering our current business strategies and regulatory, geographic and market environment. The Committee has not established specific, minimum qualifications for director nominees. Our Corporate Governance Guidelines provide that directors should be selected based on integrity, successful business experience, stature in their own fields of endeavor and the diversity of perspectives they bring to the Board. Our Corporate Governance Guidelines also require that a majority of our non-employee directors be active or retired senior executives, preferably chief executive, chief financial or chief operating officers or other similar senior officers of publicly held companies. In addition, the Corporate Governance Guidelines provide that our non-employee directors also be chosen based on recognized experience in our lines of business and leadership in areas of government service, academia, finance, information technology and international trade. Nominees to be evaluated by the Governance and Sustainability Committee for future vacancies on the Board will be selected by the Committee from candidates recommended by multiple sources, including business and personal contacts of the members of the Governance and Sustainability Committee or other Board members, recommendations by our senior management and candidates identified by independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria. All of the current nominees for the Board are standing members of the Board that are proposed by the entire Board for re-election.
Director Independence
The Governance and Sustainability Committee conducted a review of the independence of the members of the Board of Directors and its committees and reported its findings to the full Board at its February 2025 meeting. At any given time during 2024, only one of our directors who served on our Board was an employee director. Our Chief Executive Officer, Brian A. Deck, is our sole employee director. Each of our directors completes an annual questionnaire requiring disclosure of any relationships (including industrial, banking, consulting, legal, accounting, charitable or familial relationships) which could impair the independence of such director. Newly added Board members are required to complete a questionnaire before beginning service on the Board. To assess independence, the Board’s Governance and Sustainability Committee reviews any commercial transactions, relationships and arrangements between us and our subsidiaries, affiliates and executive officers with companies with whom the non-employee directors are affiliated or employed. None of our non-employee directors who continue to serve on the Board at the time of this analysis had any transactions, relationships or arrangements of this nature.
Based on the report and recommendation of the Governance and Sustainability Committee, the Board has determined that each of its non-employee members (Barbara L. Brasier, Alan D. Feldman, Olafur S. Gudmundsson, Svafa Gronfeldt, Charles L. Harrington, Lawrence V. Jackson, Polly B. Kawalek, Arnar Thor Masson, and Ann E. Savage) satisfies the independence criteria set forth in the corporate governance listing standards of the New York Stock Exchange, the applicable regulations adopted by the Securities and Exchange Commission, and the guidelines on corporate governance of Nasdaq Iceland. In addition, all members of the Audit Committee satisfy the enhanced independence criteria required for members of audit committees. Additionally, all members of the Compensation and Human Resources Committee satisfy the enhanced independence criteria required for members of compensation committees, under regulations adopted by the Securities and Exchange Commission and the New York Stock Exchange corporate governance listing standards; and all members of the Audit Committee satisfy the independence criteria required for members of audit committees. Finally, all members of the Compensation and Human Resources Committee satisfy the independence criteria required for members of remuneration committees set forth in the guidelines on corporate governance of Nasdaq Iceland.
Executive Sessions of Independent Directors
The Board of Directors holds executive sessions of only its independent directors after regularly scheduled Board of Directors meetings. Mr. Feldman, our Chairman of the Board of Directors, leads these executive sessions.

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Stockholder Communications to the Board
Stockholders and other interested parties may communicate directly with the Board of Directors, with the Chairman of the Board of Directors or the independent directors as a group by submitting written correspondence to the Board of Directors or its independent directors, c/o JBT Marel Corporation, 70 West Madison Street, Suite 4400, Chicago, Illinois 60602 Attention: Chief Legal Officer. The Chairman of the Board of Directors will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the full Board is warranted.
Board Leadership Structure
Alan Feldman was elected to the role of Chairperson in 2020, during the time the Company had a transition in its leadership with Brian Deck assuming the role of President and Chief Executive Officer. Mr. Feldman continues to serve in that capacity at this time. Before that transition, our Board believed that combining the role of Chief Executive Officer and the role of Chairman, together with the designation of a separate lead independent director, provided an appropriate balance in the Company’s leadership. The Board retains the authority to modify its Board leadership structure in the future to address our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate.
Our Corporate Governance Guidelines provide for the annual election of a lead independent director by a majority of the non-employee directors, when the Chief Executive Officer is serving as Board Chairman. The lead independent director has in the past led executive sessions of independent directors, which our Corporate Governance Guidelines require to occur at least annually in conjunction with regularly scheduled Board meetings. Our Board has determined that there is no need for a lead independent director while a non-employee director, Mr. Feldman, serves as our Chairman; and Mr. Feldman has and will lead the executive sessions of our independent directors while serving as Chairman. Our independent directors typically meet in an executive session at the conclusion of each of our regularly scheduled Board of Director meetings and following that meeting our Chairman provides feedback to our Chief Executive Officer to the extent desired by the independent directors. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and effectiveness of executive sessions. Our Corporate Governance Guidelines limit employee members of the Board to two seats. Mr. Deck is the only member of management currently serving on our Board. Currently, all other members of our Board are independent. Our three Board committees are comprised entirely of independent directors and each committee has regular interaction with a number of our senior management personnel in establishing their agendas and obtaining information from our Company’s operations.
In connection with our combination with Marel, the Board of Directors expanded its size and elected four new members who were formerly on the board of directors with Marel. These directors were Dr. Svafa Gronfeldt, Olafur S. Gudmundsson, Arnar Thor Masson, and Ann E. Savage. The Board of Directors now has ten (10) members. One member of the Board of Directors, C. Maury Devine, retired effective with the closing of the transaction with Marel. Another director, Emmanuel Lagarrigue, retired from the Board in early 2024.
Board Succession Planning
The Governance and Sustainability Committee oversees and plans for Board member succession to ensure a mix of skills, experience, tenure and diversity that promotes and supports the Company’s long-term strategy. Using a variety of sources including but not limited to an independent search firm, recommendations from stockholders, management and our independent directors, the Governance and Sustainability Committee will periodically assess the skills and qualifications of our Board members, identify any areas of desired expertise, review qualified candidates and make recommendations to the full Board in accordance with its Corporate Governance Guidelines and any other criteria adopted by the Board regarding director candidate qualifications. After careful review and consideration, the Board will nominate candidates for election or re-election. The Governance and Sustainability Committee, assisted by an independent search firm, engaged in a succession planning process in 2018 and 2019 that included the development of a Board skills and experience matrix and a cultural assessment survey of our Company and the Board, after which four new directors were identified to join the Board. In connection with the combination with Marel in 2024, the Governance and Sustainability Committee reviewed the qualifications and backgrounds of potential new board members from Marel, evaluated the board composition and submitted candidates to the Board, and developed the onboarding process for new Board members, who were each elected and joined the Board in January 2025.

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Diversity of Experience and Perspectives
Our Corporate Governance Guidelines provide that Board members will be selected based on integrity, successful business experience, stature in their own fields of endeavor, and the diversity of perspectives they bring to the Board. Our Corporate Governance Guidelines further state that consideration should also be given to candidates with experience in the Company’s lines of business and leadership in such areas as government service, academia, finance and international trade. We have from time to time engaged the services of an executive search firm, including for our recruitment of most recent additional Board candidates, to help us identify qualified Board candidates meeting these criteria and specifically seek director candidates who helped us meet the following parameters: experience in the food industry; industrial manufacturing background; international business exposure; financial expertise; diversity of experience/perspectives; chief executive officer or senior P&L management skills; experience on public company boards; and a sophisticated understanding of M&A transactions and integration into existing businesses. We believe we have achieved a diversity of perspectives with our current Board membership, which consists of directors who are holding or have held a variety of senior management level positions and have extensive public company board experience, broad experience across the industries in which we conduct business, international business expertise and State and Federal government service. For more information regarding the background, experience and attributes of our directors, please refer to the complete biographies of our directors that appear under “Board of Directors” in this Proxy Statement.
Role of Board in Risk Oversight
As part of its general oversight over the management of the Company, our Audit Committee periodically reviews assessments prepared by our management of the primary risks relevant to our business and the mitigation actions we implement to address these risks. The role of the Board in risk oversight is to provide guidance to management through its Audit Committee, based upon their experience and perspectives, regarding the overall effectiveness of its strategies to monitor and mitigate those risks. During Board meetings, the Board periodically receives reports directly from the Presidents of each of our divisions; these updates provide our Board with a more detailed understanding of the strategies of each of our divisions and the opportunities and risks that they face. Management also provides the Audit Committee with periodic reports regarding its enterprise risk management programs, our internal audit program, our code of ethics and compliance training programs and our evaluations of internal control over financial reporting. Cybersecurity is a critical part of risk management for the Company. The Audit Committee recognizes the rapidly evolving nature of threats presented by cybersecurity incidents and is committed to the prevention, timely detection and mitigation of the effects of any such incidents on our Company. With respect to cybersecurity, the Audit Committee receives periodic reports from management, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities and technical developments. Our Audit Committee also receives a quarterly update from our Executive Vice President, Chief Legal Officer regarding material litigation and legal loss contingencies involving the Company as well as reports to our Company’s hotline.
Our Compensation and Human Resources Committee periodically reviews assessments prepared by both management and Meridian of potential risks associated with our compensation programs and determines whether our compensation policies, practices and plan design provisions adequately and effectively mitigate those risks. The Compensation and Human Resources Committee periodically reports its findings and recommendations, if any, to the Board. In 2024, no risks associated with our compensation programs were identified that are reasonably likely to have a material adverse effect on the Company.

The Governance and Sustainability Committee provides oversight over the Company’s ESG strategies and receives regular briefings on the risks and opportunities to the Company relating to environmental, social and governance issues, on the Company’s assessment by stakeholders, employees and rating organizations in these areas and on the ESG-related disclosures made by the Company.
Director Compensation
The Compensation and Human Resources Committee periodically reviews non-employee director compensation to ensure that the amount of compensation provided to non-employee directors is within appropriate parameters. In late 2023, the Compensation and Human Resources Committee commissioned Meridian to conduct a peer group survey to review non-employee director compensation. The results of the survey indicated that our total non-employee director compensation was below the peer group median. Accordingly, the Compensation and Human Resources Committee recommended to the full Board a modest increase in non-employee director compensation in 2024 to realign with the peer group companies, which was approved by the Board.

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For 2024, each of our non-employee directors was eligible to receive an annual retainer of $95,000. This annual retainer is structured to provide each non-employee director with the option to receive 0%, 50%, or 100% of the value of the retainer in the form of restricted stock units (“RSUs”), and the option to elect to receive any remainder in cash, payable in quarterly installments. RSUs granted as part of the 2024 retainer had a fair market value equal to the deferred amount of the annual retainer on the date of the grant and vest in May 2025. The amount of this annual retainer is allocated among fees earned or paid in cash (column (b)) and stock awards (column (c)) in the Director Compensation Table below based upon the election made by each director.
We also make an annual non-retainer equity grant of RSUs to our non-employee directors. Our practice is to grant these awards on May 1 of each year. On May 1, 2024, we awarded each of our non-employee directors RSUs with a value of $145,000, which is included in the amount contained in column (c) of the Director Compensation Table below.
Our non-employee directors do not receive additional cash remuneration for Board of Directors meetings or committee meetings attended, although committee chairs, and the non-executive Chairman of the Board do receive additional remuneration for these roles, at competitive market levels. For 2024:
•The chair of the Audit Committee received an additional annual fee of $20,000;
•The chair of the Compensation and Human Resources Committee received an additional annual fee of $15,000;
•The chair of the Governance and Sustainability Committee received an additional annual fee of $15,000; and
•the Chairman of the Board received an additional annual fee of $120,000, and a pro-rated portion of that fee is included as fees earned or paid (column (b)) for 2024 in the Director Compensation Table below for each of our directors who served in such roles.
Each non-employee director will also receive reimbursement for reasonable incidental expenses incurred in connection with the physical attendance of meetings of the Board and Board committees, certain other Company events or meetings or continuing education conferences they attend related to their Board service.
We have ownership requirements for our non-employee directors that are based on a multiple of five times the amount of each non-employee director’s annual retainer to be met within five years of their appointment to the Board, and each of our non-employee directors who are currently subject to this requirement is in compliance with the ownership requirements. Non-employee directors who meet the ownership guidelines may elect to have the RSUs they receive from the annual retainer and the annual non-retainer equity grants they are awarded (i) distributed at the time of vesting, which is one year after grant date, or (ii) distributed after they complete their service on our Board. Unvested RSUs will be settled and are payable in Common Stock upon the death or disability of a director or in the event of a change-in-control of the Company, as such term is defined in the Incentive Compensation Plan.

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The following table shows all compensation awarded, paid to or earned by the non-employee members of our Board of Directors from all sources for services rendered in all of their capacities to us during 2024.
Director Compensation Table

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Name (1)	($) (2)	($) (3)	($) (4)	($)
(a)	(b)	(c)	(d)	(e)
Barbara L. Brasier	$112,083	$144,987	$9,975	$267,045
C. Maury Devine	$107,083	$144,987	$19,850	$271,920
Alan D. Feldman	$212,083	$144,987	$4,124	$361,195
Charles L. Harrington	$—	$239,957	$10,292	$250,249
Lawrence V. Jackson	$65,833	$144,987	$5,325	$216,145
Polly B. Kawalek	$15,000	$239,957	$4,911	$259,868
Emmanuel Lagarrigue (5)	$—	$—	$—	$—
____________________________________
(1)Brian A. Deck, our Chief Executive Officer, is not included in the table as he was an employee during 2024 and did not receive compensation for his service as director. The compensation paid to Mr. Deck is shown in the Summary Compensation Table in this Proxy Statement.
(2)Includes the amount of any cash portion of the director’s annual retainer each director elected to receive, and additional fees paid to the chairperson of each board committee, and to the Non-Executive Chairman, for serving in those functions.
(3)RSU grants were made on May 1, 2024, valued at $88.84 per share, the closing price of our Common Stock on May 1, 2024, reflecting an aggregate grant date fair value for all of our non-employee directors of $1,059,862. The amount reflected above represents the fair value of the awards at grant date. The aggregate number of outstanding RSUs held by each of our non-employee directors on December 31, 2024 was: Ms. Brasier, 1,632; Ms. Devine, 44,419; Mr. Feldman, 54,892; Mr. Harrington 2,701; Mr. Jackson, 8,133; and Ms. Kawalek, 60,121.
(4)Amounts in this column represent (a) charitable contributions made in the name of directors by us during 2024 pursuant to the matching charitable contribution program available to all of our employees and directors. Pursuant to this program, we match 100% of the charitable contributions of our employees and directors up to $5,000 in any year; and (b) any reimbursement for reasonable incidental expenses incurred in connection with the physical attendance of meetings of the Board and Board committees, certain other Company events or meetings or continuing education conferences they attend related to their Board service.
(5)Mr. Lagarrigue retired from the Board in February 2024.

Our non-employee directors do not participate in our employee benefit plans other than our matching program for charitable contributions.
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
During 2024, the members of the Board who served on the Compensation and Human Resources Committee were Alan D. Feldman, Polly B. Kawalek and Lawrence V. Jackson, none of whom has ever been an officer or employee of our Company. None of our executive officers has ever served on the board of directors or on the compensation committee of any other entity that has had any executive officer serving as a member of our Board of Directors.
TRANSACTIONS WITH RELATED PERSONS
During 2024, we were not a participant in any transaction or series of related transactions in which any “related person” had or will have a material interest and in which the amount involved exceeded $120,000. A “related person” is any person who was in any of the following categories since the beginning of 2022:
•any of our directors or executive officers;
•any nominee for director;
•any immediate family member of any of our directors or executive officers or any nominee for director, with immediate family member including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and any person

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(other than a tenant or an employee) sharing the household of a director or executive officer or a nominee for director;
•a security holder listed in the “Other Security Ownership” table below; or
•any immediate family member of such a security holder.
Under its charter, the Audit Committee is responsible for reviewing and approving any transactions with “related persons.”
All of our non-employee directors and executive officers are subject to our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics provides that each of our employees and directors is expected to avoid engaging in activities where their personal interests conflict with, or have the appearance of conflicting with, our interests. Personal interests that may give rise to conflicts of interest include commercial, industrial, banking, consulting, legal, accounting, charitable and financial relationships, and may also arise when a director or employee receives personal benefits outside of the compensation or reimbursement programs approved by the Board of Directors. These requirements also extend to immediate family members of employees and directors.
Suspected violations of our Code of Business Conduct and Ethics, including potential conflicts of interest, must be reported to the Chairman of the Board, if the suspected violation involves a director, or to the Chief Legal Counsel, if the suspected violation involves an executive officer (or to the Chairman of the Board if the suspected violation involves the Chief Legal Counsel), or reported to our employee hotline. The Chairman of the Board or the Chief Legal Counsel, as applicable, will discuss the matter with the Chairman of the Board, or the Chair of the Audit Committee, as appropriate, for evaluation and appropriate resolution. Reports made to our employee hotline will be reported to the Board of Directors, or the Audit Committee, which will have the responsibility for determining if there is a conflict of interest and, if so, how to resolve it without compromising the best interests of us and our stockholders.
Under our Corporate Governance Guidelines, directors must disclose to the Board of Directors any potential conflict of interest they may have with respect to a matter under discussion and, if appropriate, recuse themselves and not participate in the discussion or voting on a matter on which they may have a conflict.
Our Code of Business Conduct and Ethics also prohibits any employee or director receiving personal benefits (including for the benefit of family members or friends) from business opportunities that are discovered through the use of our property, information or position with the Company without the prior consent of the Board of Directors. No employee or director may use corporate property, information or position with the Company for improper personal gain, or may compete with us, directly or indirectly.
Our Code of Business Conduct and Ethics may be reviewed on our website under Corporate Governance at https://ir.jbtc.com/leadership/board-of-directors/. A waiver of any provision of our Code of Business Conduct and Ethics for a director or an executive officer may only be made by the Board of Directors, or a committee appointed by the Board, and will be promptly disclosed to the extent required by law, including the rules, regulations or listing standards of the Securities and Exchange Commission and the New York Stock Exchange.
In addition to the foregoing ethics policy, the Governance and Sustainability Committee periodically reviews all commercial business relationships that exist between us and companies with which our directors are affiliated in order to determine if non-employee members of the Board are independent under the rules of the New York Stock Exchange or other applicable securities exchange. The Governance and Sustainability Committee also reviews the request of any Board member wishing to join a public-company or private for-profit Board, while serving on our Board.

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Proposal Advisory Vote on Named Executive Officer Compensation	Board Recommendation The Board of Directors recommends a vote FOR approval of the non-binding resolution on executive compensation noted below.	✓

PROPOSAL SUMMARY
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and narrative descriptions that accompany those tables in this Proxy Statement, is hereby approved.”
In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are seeking an advisory vote on a non-binding resolution from our stockholders on the compensation of our executive officers whose compensation is included in the Summary Compensation Table of this Proxy Statement (our “named executive officers”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed under the “Executive Compensation” section of this Proxy Statement.
At our Annual Meeting held in 2024, our stockholders approved the compensation of our named executive officers as disclosed in our 2024 Proxy Statement in a non-binding “say on pay” advisory vote by 96.08 percent of the votes cast. Although the vote is non-binding, the Board of Directors and the Compensation and Human Resources Committee value the opinion of our stockholders, and will consider the outcome of the vote, along with other input from our stockholder engagement efforts, when making future compensation decisions for our named executive officers. We hold an advisory “say on pay” vote every year based on a previous advisory vote regarding frequency.
As described in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, we have structured our executive compensation program to retain, engage and attract talented individuals and motivate them to create long-term stockholder value by achieving performance objectives and strategic goals and appropriately managing risk. Our program is designed to:
•Closely link compensation with Company financial performance targets and achievement of individual objectives
•Drive our key business strategies
•Align the interests of our executives with our stockholders, with a focus on long-term value creation
•Provide competitive compensation opportunities that retain, engage and attract talented people
In the section of this Proxy Statement entitled “Compensation Discussion and Analysis,” we describe our executive compensation programs in more detail, including the philosophy and business strategy underpinning the programs, the individual design elements of the compensation programs, and information about how our compensation plans are administered. We encourage stockholders to review this section of the Proxy Statement.
Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives linked to financial performance metrics. We have chosen the selected financial performance metrics to align the compensation of our named executive officers to our business strategy and stockholder value.

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The Compensation and Human Resources Committee regularly reviews best practices related to executive compensation to ensure a close alignment between our business strategy and executive compensation opportunities. We consistently review, and as appropriate make changes to, our executive compensation programs to ensure that the proportion of short-term and long-term incentive compensation that is based on objective business performance results remain significant and maintain a close alignment between business performance measures for incentive compensation awards and our Company’s core strategic objectives.
For 2024, the Compensation and Human Resources Committee set financial performance target levels for short-term incentive compensation awards that required significant year-over-year improvement over our 2023 results. The financial performance target levels set by the Compensation and Human Resources Committee for the long-term incentive compensation awards with the three-year performance period that began in 2024 required significant improvement and sustained high level of performance relative to our 2023 results.
As illustrated by these actions, the Compensation and Human Resources Committee has strived to structure our executive compensation practices in a manner that is performance-based with a view towards maximizing long-term stockholder value and appropriately incentivizing performance of our management team. Our Compensation Committee and the Board of Directors believes that the policies and programs described in the “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving our strategic objectives and have contributed to our positive financial performance.
Vote Required
For this proposal to be approved by stockholders, at least a majority of the votes present at the Annual Meeting virtually or by proxy and entitled to vote on the matter must be voted in its favor. Abstentions will be counted as present for purposes of determining if a quorum is present but will have the same effect as a vote against this proposal. Broker non-votes will have no impact on the outcome of this proposal.
Effect of Proposal
Since the required vote is advisory, the result of the vote is not binding upon the Board of Directors and will not require the Board of Directors or the Compensation and Human Resources Committee to take any action regarding our executive compensation practices. The Board of Directors and the Compensation and Human Resources Committee value the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board of Directors and the Compensation and Human Resources Committee will carefully consider the outcome of the advisory vote on named executive officer compensation and those opinions when making future compensation decisions.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

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Our Values, Vision & Purpose
Following the successful combination with Marel hf. in January 2025, John Bean Technologies Corporation transformed into JBT Marel Corporation, a unified organization committed to transforming the future of food. We believe this strategic consolidation strengthens our ability to develop innovative solutions that build a stronger, more resilient food system, meeting the world’s growing demand for change. By combining expertise, technologies, and resources, we also believe that we are better equipped to drive progress across the global food and beverage industry—one sustainable breakthrough at a time.

Our vision is clear: to be the leading partner in solutions for a sustainable food industry. This vision defines our future direction and reflects our ambition for growth, progress, and innovation. At its core, it emphasizes partnership, inspiring JBT Marel to provide exceptional, end-to-end solutions that earn customer trust. It also underscores our unwavering commitment to sustainability and innovation, which are fundamental to our success and long-term impact.

The foundation of JBT Marel Corporation is built upon our core values, which guide our daily operations and decision-making:

•Create with Collaboration: We believe great solutions emerge from teamwork, openness, and shared expertise.

•Serve with Integrity: We act with honesty, responsibility, and respect in all that we do.

•Grow with Excellence: We pursue continuous improvement and strive to achieve the highest standards.

•Advance with Innovation: We challenge the status quo, delivering smarter, more sustainable solutions.

As we present this Proxy Statement, particularly the compensation section, it is essential to reflect on how these principles shape our leadership and compensation practices. Our compensation strategy is designed to align with both financial performance and our commitment to our values and purpose. By doing so, we expect to ensure that our leadership is rewarded for delivering business success while driving sustainability, integrity, collaboration, and innovation in everything we do.

Our dedication to these principles reinforces our belief that the success of JBT Marel Corporation is directly tied to the well-being of our planet and the communities we serve. Through this Proxy Statement, we reaffirm our commitment to transparent, responsible, and value-driven governance, propelling us toward our vision, honoring our purpose, and embodying our values in every aspect of our operations.

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Our Named Executive Officers
A company's "named executive officers" under Securities and Exchange Commission regulations are its Chief Executive Officer, its Chief Financial Officer and its three other executive officers receiving the highest total compensation in its prior fiscal year (as determined in the manner required by SEC regulations and provided in the Summary Compensation Table later in this Proxy Statement). For our 2024 fiscal year, our five named executive officers ("NEOs") were:

Brian A. Deck
President and Chief Executive Officer

Mr. Deck has served as Chief Executive Officer of the Company and a member of the Board of Directors since December 2020. He also served as our President from December 2020 to December 2024. Before that, Mr. Deck served as the Company’s Executive Vice President and Chief Financial Officer from May 2014 to December 2020. Mr. Deck also served as Vice President, Chief Financial Officer and Treasurer beginning in February 2014.

Before joining the Company, Mr. Deck served as Chief Financial Officer of National Material L.P., a private diversified industrial holding company (since May 2011). He served as Vice President of Finance and Treasury (from November 2007 to May 2011) and as Director, Corporate Financial Planning and Analysis (from August 2005 to November 2007) of Ryerson Inc., a metals distributor and processor. Prior to his service with Ryerson, Mr. Deck had increasing responsibilities with General Electric Capital, Bank One (now JPMorgan Chase & Co.) and Cole Taylor Bank.

Mr. Deck holds an MBA with a concentration in finance from DePaul University in Chicago, and a bachelor’s degree in economics from the University of Illinois.

Matthew J. Meister
Executive Vice President and Chief Financial Officer

Mr. Meister was appointed to the role of Executive Vice President and Chief Financial Officer of John Bean Technologies Corporation (now JBT Marel Corporation) in December 2020. Mr. Meister joined the Company in May 2019 as Vice President and CFO for JBT Protein, with responsibility for all accounting and finance activity for the Protein Division within the FoodTech segment.

Mr. Meister joined the Company with extensive experience in global manufacturing across various industries including automotive, medical devices, and general industrial applications, including his prior roles at IDEX Corporation, where he held several operational finance leadership roles, ending with the Group Vice President,

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Health and Science Technologies role. Before joining IDEX, he held various roles of increasing responsibility within the business units and at corporate at Navistar International Corporation.

Mr. Meister holds an MBA from The University of Chicago Booth School of Business and completed a post undergraduate Certificate of Accountancy at DePaul University. His undergraduate education in Finance and Operations Management was received from Washington University in St. Louis.

Robert J. Petrie
Executive Vice President and President, Protein

Mr. Petrie was appointed as Executive Vice President of JBT Marel Corporation and President, Meat and Prepared Foods in January 2025.

Mr. Petrie served as previously Executive Vice President of John Bean Technologies Corporation (now JBT Marel Corporation)'s, and President, Protein, from September 2021 until January 2025. Before that, Mr. Petrie led the Company's Protein EMEA (Europe, Middle East, and Africa) business, with additional responsibility for the Protein business in Asia, from December 2016 until September of 2021. Mr. Petrie joined the Company in 2009 when it acquired Double D Food Engineering Ltd, where he was Managing Director and a shareholder. During his tenure at the Company, Mr. Petrie progressed through several general management and commercial leadership roles with increasingly complex responsibilities, earning an outstanding reputation among employees and customers. Before joining Double D, he held various engineering, quality, and operational positions at NCR Corporation (NYSE: NCR).

Mr. Petrie holds a BSc in Engineering and Manufacturing and a post-graduate degree in Business Studies from Abertay University in Dundee, Scotland.

Augusto Rizzolo
Executive Vice President and President, Regions and Integration

Mr. Rizzolo was appointed Executive Vice President, Regions and Integration of JBT Marel Corporation in January 2025.

Mr. Rizzolo previously served as Executive Vice President of John Bean Technologies Corporation (now JBT Marel Corporation) and President, Diversified Food & Health, from October 2022 to January 2025.Mr. Rizzolo was President, Protein North America from July 2020 until October 2022. Before that, he was Vice President, General Manager, Protein North America Customer Care from September 2019 to June 2020. Prior to joining JBT, Mr. Rizzolo was the Group President, Specialty Retail Business at Marmon Holdings, Inc. from March 2018 to August 2019. Mr. Rizzolo also worked at Illinois Tool Works from 2014 as VP/GM at various times in each of the Global Weight & Wrap Division and the North America Service Division, and at Whirlpool Corporation from March 2003 to January 2014 in positions of increasing responsibility.

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Mr. Rizzolo holds a B.Sc in Mechanical & Industrial Engineering from Politecnico di Torino (Torino, Italy) and an Executive MBA from the University of Illinois Urbana-Champaign..

James L. Marvin
Executive Vice President, Chief Legal Officer and Assistant Secretary

Mr. Marvin has served as Executive Vice President, General Counsel since May, 2014. In connection with the Marel combination, in January 2025, his title changed to Executive Vice President, Chief Legal Officer of JBT Marel Corporation. Mr. Marvin has served as Assistant Secretary since 2014.

Mr. Marvin joined FMC Technologies, Inc., the predecessor to the Company, in April 2003 as Assistant General Counsel. Subsequent to the Company's spin-off from FMC Technologies in July 2008, Mr. Marvin became the Deputy General Counsel and Secretary of JBT Corporation. Prior to joining JBT’s predecessor, Mr. Marvin worked for Heller Financial, Inc., a financial services business, for seven years, serving as its Corporate Finance Division Counsel and then as its Chief Corporate Counsel. Mr. Marvin was a partner with the Chicago-based law firm, Katten Muchin & Zavis, a firm he joined in 1990, where he primarily represented financial institutions. Prior to that, Mr. Marvin was an associate at O’Connor Cavanagh Killingsworth & Beshears, in Phoenix, Arizona, practicing securities law.

Mr. Marvin received his bachelor’s degree from the University of Illinois and his J.D. from the University of Illinois College of Law.

Our Compensation Philosophy
JBT Marel is committed to creating and executing an executive compensation program that aligns the goals of our NEOs with the long-term interests of our stockholders. The aim of this program is to encourage outstanding business performance and achieve sustainable long-term results. Our compensation strategy focuses on rewarding performance, retaining and nurturing talented executives, attracting skilled leaders in a competitive industry, and managing risk effectively.

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Core Principles
Our four executive compensation core principles drive our compensation philosophy:

Business Strategy Alignment: JBT Marel’s compensation program supports our business strategy by holding executive officers accountable for leadership, cultural alignment, and the results of both short and long-term interests of the business.

Stockholder Engagement and Value Creation: JBT Marel provides significant at-risk, equity-based compensation and encourages a culture of stock ownership and a mindset for stock price growth.

Pay for Performance Alignment: JBT Marel’s compensation program has a strong emphasis on results. The variable incentive program provides awards with significant upside opportunity for exceptional performance and downside risk for under performance.

Competitiveness and Retention: JBT Marel provides competitive pay opportunities that attract and retain the highest caliber talent. We maintain pay targets and a program design that aligns to external market practices.

Our Compensation Process
JBT Marel's Executive Compensation Program is meticulously designed to align with our long-term strategy by predominantly linking executive pay to performance-based metrics that are in line with the company's growth strategy. In our annual executive compensation program, we offer three key components of total direct compensation: base salary, annual cash incentives, and long-term incentives, which are structured as both performance and time-based restricted shares. This diversified approach enables us to emphasize pay-for-performance and recognize the unique value contributed by individual roles within the Company.

The process of reviewing and developing JBT Marel's Executive Compensation Program and pay levels is a comprehensive, multi-step endeavor that involves ongoing engagement with our stockholders. This process also considers our say-on-pay results, analysis of peer group information, assessment of both short- and long-term Company performance relative to objectives, and input and guidance from the Compensation and Human Resources Committee's independent compensation consultant.

Roles Within the Compensation Setting Process

The Role of the Compensation and Human Resources Committee:
The Compensation and Human Resources Committee is responsible for making all final compensation decisions concerning our NEOs. Each compensation plan and agreement for executive officers undergoes thorough review and approval by the Compensation and Human Resources Committee. It's important to note that all members of the Compensation and Human Resources Committee meet the criteria for independent directors as outlined in the listing requirements of the New York Stock Exchange and the requirements for Nasdaq Iceland.

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The Role of Management:
Our Chief Executive Officer and our Executive Vice President, Human Resources, contribute their insights on compensation programs and policies. The Chief Executive Officer makes recommendations to the Compensation and Human Resources Committee regarding the compensation of NEOs reporting to him.

The Role of Independent Compensation Consultants:
According to its charter, the Compensation and Human Resources Committee has the authority to engage external consultants, experts, and other professionals to support the fulfillment of its responsibilities. In 2024, the Compensation and Human Resources Committee engaged Meridian, an independent compensation consultant, to provide expertise on pay philosophy, prevailing market practices, and pertinent regulatory mandates. This collaboration sought to ensure that compensation decisions were in alignment with the interests of our stockholders.

The Role of Peer Groups:
The Committee engages its independent consultant, Meridian, to undertake an annual review of the compensation peers that are used to provide insight into market competitive pay levels and design practices. In partnership with the independent compensation consultant, we have established a robust process to appropriately assess the relevance of different companies in the context of making compensation comparisons. We utilize comprehensive compensation surveys and proxy data of our peer companies to compare each element of pay and total target compensation for each of our NEOs against compensation of comparable positions at such peer companies. In determining the appropriate members of such peer group for 2024, the Committee, sought the following attributes:

•Size: The peer group includes companies that are of similar size and complexity to JBT.

•Similar Business Models: The peer group includes companies that engage in food or other manufacturing businesses that we believe compete with some of our businesses for customers, suppliers, executive talent and, ultimately, investors.

•Revenue: The revenue of peer companies ranged from $770 million to $4.4 billion as of 2023 fiscal year end, with a median of $2,353 billion. Our Company’s global revenue was $1.664 billion in 2023 (total revenue from continuing operations). (Although the companies included in the peer group vary in revenue size and market capitalization, benchmark data incorporates regression analysis to develop size-adjusted values for each element of compensation.)

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For the purposes of setting 2024 NEO compensation, the peer group consisted of the following 24 industrial companies, which were approved by the Compensation and Human Resources Committee after consulting with the Committee’s independent compensation consultant, Meridian. The peer group provides a representative sample for comparison of executive pay levels, design practices and financial and stock performance.

Applied Industrial Technologies, Inc.	Kennametal Inc.
Barnes Group Inc.	Marel hf.
Chart Industries, Inc.	The Middleby Corporation
Crane Company	Moog Inc.
Curtiss-Wright Corporation	Mueller Water Products, Inc.
Donaldson Company, Inc.	Nordson Corporation
EnPro Industries, Inc.	SPX Technologies, Inc.
Federal Signal Corporation	Tennant Company
Hillenbrand Inc.	TriMas Corporation
IDEX Corporation	Valmont Industries, Inc.
ITT Inc.	Woodward, Inc.
Kaman, Corporation	Zurn Elkay Water Solutions Corporation

Our Compensation Practices
Our pay practices are driven by the core principles of our executive compensation philosophy and longstanding, industry best practices. The Company’s compensation program supports our business strategy by holding executive officers accountable for leadership, cultural alignment, and the results of short-term and long-term objectives of the business. We believe that our 2024 compensation practices demonstrated our commitment to these principles.

Core Principle: Business Strategy Alignment
To ensure clear alignment between pay and our business strategy, the performance metrics in our incentive compensation plans are designed to create incentives to drive our key business strategies in our Elevate 2.0 strategic plan. These key business metrics support the success in each of the four pillars of our strategic plan (Organic Growth, Digital Transformation, Margin Enhancement, and Acquisitions).

Our commitment to an inclusive and diverse culture is not only embedded in our core values but integrated in our ability to achieve results. Our NEOs have the responsibility to create a culture where all our employees are paid equitably and have equal opportunities for success. We strive to ensure pay equity among comparable jobs across the Company.

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Core Principle: Stockholder Engagement and Value Creation
JBT Marel continues to administer our existing short and long-term incentive compensation programs in alignment with our financial and operational strategies. A significant portion of our NEOs' compensation is directly related to our business results and stock price performance. At-risk, long-term compensation, in the form of stock-based awards, along with stock ownership guidelines, align the interests of our NEOs with our stockholders and provide proper motivation for enhancing both short-term and long-term stockholder value.

As presented in the chart below, a substantial portion of executive total compensation is categorized as "at-risk" compensation, demonstrating our commitment to rewarding our NEOs for sustained long-term performance, aligning their interest with those of our stockholders.

The figures presented for "at-risk" compensation encompass annual cash incentives (MIP) based on total target award levels, as well as performance-based and time-based LTIP equity incentives based on grant date fair value. These target award levels are integral to calculating the percentages of total compensation.

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Stockholder Engagement
The Board is committed to continuing its longstanding practice of soliciting feedback to incorporate stockholder perspectives into our executive compensation program. Our stockholder outreach provides the Board with valuable insights into our stockholders’ perspectives on our executive compensation program and other matters of importance to them. They also demonstrate our commitment to sound compensation and governance practices and reflect enhancements made to our executive compensation program in prior years as a result of stockholder input that currently remain in effect. Our executive compensation program and practices are consistent with the following industry standard best practices:

WHAT WE DO	WHAT WE DO NOT DO
✓High percentage of executive compensation is tied to performance with competitive caps on all incentive plan payouts.	✗Our incentive programs do not make payouts when financial metric results are below threshold level performance.
✓Performance metrics are designed to promote achievement of stretch objectives and alignment with value creation.	✗Our incentive programs do not encourage excessive risk taking.
✓We generally target the 50th percentile or median level of the market for all elements of executive officer compensation against an appropriate peer group.	✗We do not give excessive or high-value perquisites to executives.
✓Each of our executive officers are required to comply with stock ownership guidelines requiring a meaningful investment in the Company’s long-term prospects.	✗We do not pay dividends on performance-based restricted stock until performance goals and vesting requirements are met.
✓Our compensation programs give our Compensation and Human Resources Committee the right to “clawback” awards to our executive officers in the event of conduct prejudicial to the Company or a restatement of our financial results.
✗We do not allow our directors, executive officers or other employees to engage in any hedging or pledging transactions involving Company securities.
✓Our annual incentive program design includes strategic initiatives and operational objectives that are key to our business success.	✗Our executive severance agreements do not include excise tax gross-up provisions and do not provide single-trigger change-in-control severance benefits.

Core Principle: Pay-for-Performance Alignment
Our Executive Compensation Program closely links a substantial portion of our executive’s total compensation with our financial performance targets and achievement of individual objectives. The allocation of this incentive compensation between short- and long-term financial objectives is a key element of our compensation program. These incentives are designed to drive the achievement of financial, operational, and strategic goals over both short and long durations. To encourage a focus on long-term success, our compensation structure includes equity incentives with a three-year vesting requirement and a performance-based component tied to Company performance over the same period.

A significant portion, 57%, of our Chief Executive Officer's target compensation and an average of 49% of our other NEOs' target compensation is tied to performance incentives for 2024. An additional 27% of our CEO's target compensation and 17% on average for our other NEOs' target compensation consists of time-based LTIP awards, subject to forfeiture until the end of their vesting periods.

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Core Principle: Competitiveness & Retention
We offer competitive compensation packages that are aligned with industry standards and vary depending on each individual's experience, impact, and performance. Our goal is to target the 50th percentile, or median, of the market for all compensation elements, though each individual's compensation may be above or below the market median based on additional factors such as individual performance, internal equity and experience in role. In addition, we provide the opportunity to earn higher short-term and long-term incentives for exceptional performance. For our NEOs, total compensation is made up of a base salary, an annual cash bonus (MIP), and long-term incentives (LTIP) that consist of time-based and performance-based Restricted Stock Units (RSUs).

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Our Pay Components
The following table presents, in summary form, each of the components of our NEOs' compensation for 2024 and briefly describes the purpose and characteristics of each of these components.

Compensation Component	Base Salary	Management Incentive Plan (“MIP”) Awards	Long-Term Incentive Plan (“LTIP”) Awards
Purpose	Provide a consistent base salary level of Compensation	Incentive to drive Near-Term Performance	Incentive to drive Long-Term Performance
Strategic Alignment	Attract and compensate high performing leaders at a competitive level of cash compensation based on level of responsibility, experience and sustained individual performance.	Motivate and reward executives to achieve annual financial, division, and functional performance metrics and objectives important to organizational success.
Focuses executives on the attainment of specific long-term financial performance objectives that are closely aligned with our strategic and operational plans as well as stock price growth with the relative TSR metric. This approach fosters executive retention by establishing a clear connection between their efforts and the overarching organizational goals.

Target	Fixed Cash Component	Fixed Percentage of Base Salary	Fixed Cash Value Equity Opportunity
Form of Delivery	Cash	Cash	Performance-based RSUs (60%) Time-based RSUs (40%)
Performance Metrics	NA	Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow Conversion	ROIC, EPS, relative TSR (each as adjusted, if applicable)
Performance Scale	NA	BPI: 0% - 250% of target PPI: 0% - 200% of target (Maximum payout opportunity is capped at 200% of target)	Performance-based RSUs 0% - 200% of target
Additional Characteristics	Competitive with our peer group median (size adjusted)	Designed to reward for meeting or exceeding business (BPI) and personal (PPI) performance measures
Ultimate value depends on our stock price at the end of the vesting period and performance against pre-established financial goals as well as the relative comparison in stock growth to the S&P 1500 Industrial Machinery index constituents

Base Salary
The Compensation and Human Resources Committee determined the 2024 base salary for each of our NEOs after considering market data and the experience, contributions, and proficiency of each NEO in their respective roles. In February 2024, the Compensation and Human Resources Committee approved base salary increases ranging from 3% to 6%, aligning each executive officer's salary with market standards. Emphasizing performance-based compensation, annual increases in base salary are generally modest unless an officer's salary significantly deviates from comparable executive compensation market data.

Management Incentive Plan
Our Management Incentive Plan (MIP) is an annual variable cash-based incentive plan designed to focus management on factors critical to overall performance and the sustained success of our business units.

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2024 Target Award Opportunities
Target percentage amounts for annual MIP awards are based on survey and peer group market data. The 2024 MIP award target percentages (expressed as a percentage of base salary) for each NEO were set by the Compensation and Human Resources Committee. Mr. Deck had the highest percentage at 110%, while our other NEOs had MIP target percentages ranging from 60% to 70% of base salary. The maximum payout opportunity of the JBT Marel annual incentive arrangement is capped at 200% of target. The target award value for each NEO is set forth below in the “Grants of Plan-Based Awards” table.

2024 Performance Metrics and Weight
For 2024, our annual MIP opportunity was weighted primarily toward business performance (75%), referred to as the “BPI” component, and secondarily to individual performance (25%), referred to as the “PPI” component. The BPI component was tied to performance targets based on to the following metrics:

Year-Over-Year Growth in EBITDA

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is operating income plus depreciation and amortization. EBITDA growth is one of our primary internal performance measures designed to align incentive opportunities with our internal benchmark for generating operating cash flow. This metric is weighted at 50% of the overall performance calculation for the BPI component.

Improvement in EBITDA Margin

EBITDA margin is operating income plus depreciation and amortization as a percentage of total revenue. We utilize EBITDA margin as a performance metric because it measures our ability to convert revenue into income. This metric is weighted at 25% of the overall performance calculation for the BPI component.

Achievement of FCF Performance

Free cash flow conversion (FCF) is the sum of cash provided by continuing operating activities less capital expenditures, net of proceeds from disposal of assets, plus pension contributions divided by the net income from continuing operations. This metric is weighted at 25% of the overall performance calculation for the BPI component.

2024 Performance Targets
Our Compensation and Human Resources Committee reviews and approves BPI targets for our MIP award program annually utilizing measures it believes correlate highly to enterprise value growth and total stockholder returns.
The Compensation and Human Resources Committee established a range from “0.00” (at or below threshold) to “2.50” (performance far in excess of plan) for performance against each of these measures. Achievement of target performance for any metric would result in a “1.00” BPI rating. There was a minimum level for each measure below which a participant receives 0% of the target award, and correspondingly a maximum performance level which, even if exceeded, would not generate more than 250% of the BPI portion of the target award.

In between the minimum and maximum performance targets, the performance level of each measure is plotted on a predefined curve that indicates the percent of the target award that should be awarded. The performance achieved on each measure is added together and divided by the number of measures, based on the metric weightings, to determine the actual percentage payout of the target award amount.

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The following charts provide the performance curves for the Company BPI targets for 2024 for our NEOs.

The slope of each of the curves reflects the Compensation and Human Resources Committee’s desire to reward above-target performance. The EBITDA and EBITDA Margin results reflect certain adjustments-each of which are are described in the section below.

2024 Performance Results
Our 2024 performance metrics for our short-term incentive compensation awards made under our MIP program to our NEOs had targets that required continued year-over-year growth in our overall earnings before interest, taxes, depreciation, and amortization (“EBITDA”), improvement in our EBITDA margin, and achievement of free cash flow conversion (“FCF”) performance.
For our NEOs with operational management responsibilities, division MIP targets for EBITDA, EBITDA margin and FCF were also utilized, with variations in corporate target weighting relative to specific corporate level responsibilities and cross-business objectives. (See "BPI Determination" below.)

The following tables show the overall Company performance measures used for BPI and our performance against each of these performance measures.

Overall Company Performance Measures
	0% Payout of Target BPI	100% Payout of Target BPI	250% Payout of Target BPI	2024 Performance	Weight	BPI Payout
Adjusted EBITDA*	$270.0	$300.0	$350.0	$295.0	50%	0.83
Adjusted EBITDA Margin	16.00%	17.00%	19.00%	17.19%	25%	1.19
FCF*	75.0%	105.0%	180.0%	148.6%	25%	1.87
Total BPI Rating						1.18

*Adjusted EBITDA, Adjusted EBITDA Margin, and FCF are non-GAAP financial measures. In making the determination regarding our 2024 results for short-term performance-based incentive compensation awards under our MIP program, the Compensation and Human Resources Committee approved certain adjustments to account for unusual and non-recurring items. With respect to short-term performance metrics, we excluded the financial impact of restructuring charges (not including impairment), pension expense other than service cost, and M&A related costs.

2024 MIP Payout

BPI Determination
Our NEOs with corporate responsibility received a BPI rating based 100% on overall Company results. This includes Mr. Deck, Mr. Meister and Mr. Marvin.

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For our NEOs with operational management responsibility, Operations MIP targets for EBITDA, EBITDA margin and FCF were also utilized. This includes Mr. Petrie and Mr. Rizzolo. For each of these individuals, overall Company BPI targets were weighted at 30%, business performance against Operations BPI targets were weighted at 70%. We are not disclosing the BPI targets or performance for these specific businesses as we believe that doing so would cause competitive harm.

PPI Determination
The PPI rating is based on the achievement by an NEO of personal performance objectives. A broad range of factors, quantitative and qualitative in nature, may be considered in this PPI rating assessment, including corporate and operations level cost control, strategic initiatives, operational objectives regarding market development and growth, margin improvement and revenue growth as well as objectives relating to restructuring, compliance, litigation, integration, and environmental, safety, and governance.

Our Chief Executive Officer provided the Compensation and Human Resources Committee his recommendation with respect to the PPI ratings for the performance of individual objectives for each of the other NEOs. For our Chief Executive Officer, the Compensation and Human Resources Committee solicits feedback from the independent directors, evaluates his performance in executive session, and uses that assessment to recommend his PPI rating to the independent directors. In determining our Chief Executive Officer’s individual performance PPI rating, the independent directors evaluated his performance on a variety of objectives tied to:

1.Strategy Deployment/Business Innovation;
2.Operational Improvement;
3.Management And Organization;
4.Portfolio Considerations; and
5.ESG

Each of our Named Executive Officers received a PPI rating ranging from 1.15 to 1.20 for 2024. On average, the PPI portion of the annual MIP award compensation represents less than 6% of the total compensation paid to our NEOs (as set forth in the Summary Compensation Table).

Demonstrating our pay-for-performance philosophy, the following table sets forth the potential MIP awards for 2024 at threshold, target and maximum performance levels for our NEOs, and their actual MIP payouts driven by our overall financial performance in 2024.

	Target MIP Award as a % of Base Salary	MIP Award Opportunity			Actual MIP Payout	Actual MIP Payout as a % of Target
Name		Threshold	Target	Maximum
Brian A. Deck	110%	$—	$1,056,000	$2,112,000	$1,230,240	117%
Matthew J. Meister	70%	$—	$353,500	$707,000	$418,898	119%
Robert J. Petrie	65%	$—	$279,500	$559,000	$258,538	93%
Augusto Rizzolo	65%	$—	$297,700	$595,401	$352,775	119%
James L. Marvin	60%	$—	$271,200	$542,400	$317,982	117%

Long-Term Incentive Plan
By providing our NEOs with significant compensation opportunities in the form of long-term equity awards under the Long-Term Incentive Program (LTIP), we intend to ensure that a significant portion of our NEOs' total target compensation remains at risk and continues to be tied to the creation of value for our stockholders. To date, our LTIP awards have included two or more of the following types of awards:

•Performance-based RSUs, which are tied to the achievement of Company financial goals;
•Time-based RSUs, which provide executives with an equity stake in our Company; and
•Performance-based cash awards, which provides a future cash payment opportunity tied to the achievement of Company financial goals.

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Because our financial performance metrics are based on year-over-year improvements as well as average improvements over a three-year period, we preserve flexibility to adjust aspects of these measures, when approved by our Compensation and Human Resources Committee, to account for the cumulative effect of unusual or non-recurring items, such as changes in tax law or accounting principles, charges relating to restructuring our businesses, significant acquisitions and divestitures, and foreign exchange movements.

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2022-2024 Equity Awards: LTIP Awards Vesting in 2024
The LTIP awards granted to our NEOs in 2022 were stock-based awards and included two equity components: 60% of the award was a performance-based RSU award and 40% was a time-based RSU award. Both components of the equity award were subject to a three-year vesting term.

Performance Metrics and Results: 2022 – 2024 Performance-Based RSUs
The performance-based RSUs granted to our NEOs in 2022 were subject to a three-year performance period which ended on December 31, 2024. These performance-based awards were tied to performance targets based on the following metrics:

Growth in Annual EPS
Annual EPS is the after-tax earnings generated from continuing operations divided by the total number of our diluted shares of our outstanding Common Stock. The EPS award results are annually assessed with that year’s EPS goals and averaged over the specified three-year period. As an incentive measure, we believe that linking sustained EPS growth to compensation helps us drive our executive officers to improve overall earnings. This metric is weighted at 70% of the overall performance calculation.

Sustaining a High Level of ROIC
In year 1, annual operating ROIC takes our net income and after-tax net interest (or tax impacted EBIT) as a percentage of our average invested capital. For year 2 and 3, annual operating ROIC takes our operating income from continuing operations plus intangible amortization from acquisitions, net of tax as a percentage of our average invested capital. Our average invested capital is the average month end sum of debt (net of cash equivalents) and equity (adjusted for accumulated other comprehensive pension income (or loss)). The ROIC award results are annually assessed with ROIC goals and averaged over the specified three-year period. We utilize average operating ROIC as a performance metric because it measures how efficiently and effectively, we use capital to generate profits. This metric is weighted at 30% of the overall performance calculation.

In February 2025, the Compensation and Human Resources Committee evaluated the results of the three-year performance period for the performance-based RSUs granted in 2022. It was determined that:

•In Year 1 of the award, we achieved $4.80 EPS, which 142% of target, and 10.8% ROIC, which is 81% of target. The combined attainment for Year 1 of the award for EPS and ROIC was 124% of target.

•In Year 2, we achieved $2.24 EPS in the first half of the year, which is 76% of target, and in the back half of the 2024, we achieved $2.64 EPS which is 200% target (EPS target for 2023 was adjusted to reflect the disposition of AeroTech mid-year.) In addition, we achieved 9.8% ROIC, which is 71% of target. The combined attainment for Year 2 of the award for EPS and ROIC was 118% of target. 2

•In Year 3, we achieved $5.38 EPS, which is 200% of target, and 11.1% ROIC, which is 101% of target. (The original EPS target for 2024 established in 2022 was also adjusted to reflect the disposition of AeroTech in 2023.) The combined attainment for Year 3 of the award is 170%.

As a result of the average combined attainment of all three years, the performance-based RSUs for the 2022 – 2024 period were earned at 137% of target, as shown in the table below.
2 As noted in the 2024 Proxy Statement, in 2023, the Compensation and Human Resources Committee, updated the targets for performance-based RSUs that had previously been set in 2022 in order to reflect the sale of the AeroTech business (completed in 2023). At that time, the Compensation and Human Resources Committee reevaluated the pre-established performance targets for the performance-based RSU awards under the LTIP program for cycles that were in progress. The Compensation and Human Resources Committee also approved updated targets for EPS and ROIC metrics related to the performance based RSU awards granted during the years 2021-2023.

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2022 – 2024 Award Long-Term Incentive Compensation Metrics

Performance Measures	0% Payout of Target Grant	100% Payout of of Target Grant	200% Payout of of Target Grant	2022-2024 Performance	2022-2024 Performance as a % of Target
Year 1 (2022)
Diluted EPS (Adjusted)*	$4.09	$4.53	$5.20	$4.80	142.0%
ROIC (Adjusted)*	8.5%	11.5%	15.0%	10.8%	81.0%
Combined Attainment (2022)					124.0%

Year 2 (2023)
Diluted EPS (First Half of Year) (Adjusted)*	$1.87	$2.29	$2.84	$2.24	76.0%
Diluted EPS (Second Half of Year) (Adjusted)*	$1.96	$2.09	$2.48	$2.64	200.0%
ROIC	8.5%	11.0%	15.0%	9.8%	71.0%
Combined Attainment (2023)					118.0%

Year 3 (2024)
Diluted EPS (Adjusted)*	$3.81	$4.04	$4.68	$5.38	200.0%
ROIC (Adjusted)*	8.5%	11.0%	15.0%	11.1%	101.0%
Combined Attainment (2024)					170.0%

Total Award Earned Payout					137.0%
*In determining the EPS and ROIC results for the performance-based RSU awards for 2022-2024, the Compensation and Human Resources Committee approved certain adjustments to to GAAP EPS to account for certain unusual and non-recurring items. With respect to long-term equity incentive performance metrics, the financial impact of restructuring charges (not including impairment), M&A related costs, impact of selling the pension liability and costs related to sale of AeroTech (as described in footnote 2 above) were excluded.

Target Award Opportunities & Earned Payout: 2022 – 2024 Equity Awards

The following table sets forth the target and maximum opportunities and the actual earned shares under the performance RSUs granted to each of our NEOs in 2022. The earned shares were distributed to our NEOs on February 26, 2025:

	Performance RSU Award Opportunity		Actual Shares Earned
Name	Target Number of Shares	Maximum Number of Shares	% of Target Earned	Number of Shares Earned
Brian A. Deck	18,364	36,728	137.0%	25,159
Matthew J. Meister	3,730	7,460	137.0%	5,110
Robert J. Petrie	2,582	5,164	137.0%	3,537
Augusto Rizzolo	861	1,722	137.0%	1,180
James L. Marvin	2,726	5,452	137.0%	3,735

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2024-2026 Equity Awards: Equity Awards Granted in 2024
The LTIP awards granted to our NEOs in 2024 were stock-based awards and included two equity components: 60% of the award was a performance-based RSU award and 40% was a time-based RSU award. The time-based RSU award is earned in equal installments over a three-year period on each annual anniversary date of the award.

The ultimate realizable amount of the performance-based RSU award granted to our NEOs in 2024 will depend upon our achievement against specific performance metrics set by the Compensation and Human Resources Committee. The 2024 performance-based RSU awards are subject to three one-year performance periods ending on December 31, 2026, with performance goals for all three years established at the time of grant. The percentage of the total performance-based RSU award that will be earned is based on the performance of the Company at the end of each year and the Company's total shareholder return relative to the S&P 1500 Industrial Machinery index constituents at the end of the three-year performance period (rTSR). The payment is also subject to service-based vesting requirements over the full three-year period.

The three one-year performance periods, the relative comparison in stock growth to the comparator group, and the three-year service requirements puts a meaningful portion of our NEOs' targeted LTIP awards at risk.

Performance Metrics and Target Setting: 2024 – 2026 Equity Awards
The performance goals for the performance-based RSU awards granted to our NEOs in 2024 utilizes three one-year performance measurement periods. The performance goals were set at target levels that would require annual growth in EPS and strong average operating ROIC results over the three-year period ending on December 31, 2026.

To set our 2024 targets, for purposes of making year over year comparisons, we used our 2023 results as the 2024 baseline. The Compensation and Human Resources Committee established a range from “0.00” (far below threshold) to “2.00” (performance far in excess of plan) for performance against each of these measures. Achievement of target performance for any metric would result in a “1.00” rating. There was a minimum level for each measure below which a participant receives 0% of the target award, and correspondingly a maximum performance level which, even if exceeded, would not generate more than 200% of the target award.

In between the minimum and maximum performance targets, the performance level of each measure is plotted on a predefined curve which indicates the percent of the target award that should be earned. The annual EPS growth measure is weighted 70%, and the average annual operating ROIC measure is weighted 30%, and the two weighted measures are added together to determine the actual percentage payout of the target award amount. The performance period for these measures is three years.

Relative Total Shareholder Return (rTSR): LTIP Total Performance Modifier

In addition to EPS and ROIC, the 2024 performance based RSUs granted to our NEOs include a relative Total Shareholder Return (“rTSR”) modifier, with performance measured against the Standard & Poor’s 1500 Industrial Machinery index constituents. The rTSR metric will serve as a modifier to the cumulative performance results over the three-year performance period. The performance based RSUs ultimate payout may be modified by 20% (positively or negatively) if JBT’s 3-year TSR is positioned within the top quartile or bottom quartile, respectively, of this comparator group.

Determination of Award: 2024 – 2026 Equity Awards
To determine the appropriate amount of annual LTIP awards for our NEOs, we target the median level of the market for long-term incentive awards, with variations by individual that may be below or above market median based on experience, outstanding performance, and impact. We also consider internal equity and relative contribution among our NEOs and make adjustments when appropriate. Using these guidelines, the Compensation and Human Resources Committee sets a target economic value for each NEO’s LTIP award.

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In determining the components of the equity awards, the Compensation and Human Resources Committee considers key business priorities, peer group practices, potential stockholder dilution from equity plans and the usage of shares available under the Incentive Compensation Plan.

To determine the number of shares for these equity-based LTIP awards, we divide the target economic value of the equity component by the closing share price of our Common Stock on the grant date. The grant date was the day the Compensation and Human Resources Committee met to approve the target values for 2024 annual LTIP awards for NEOs in February 2025.

The following table sets forth the target and maximum opportunities for the annual performance-based RSU awards, as well as the time-based RSU awards, granted to each of our NEOs in 2024.

		Total LTI Award 2024 Annual Award
Name	Time-based RSU	Performance-based RSU Target	Performance-based RSU Maximum	Total Opportunity at Maximum
Brian A. Deck	15,907	23,861	47,722	63,629
Matthew J. Meister	3,221	4,831	9,662	12,883
Robert J. Petrie	2,258	3,388	6,776	9,034
Augusto Rizzolo	2,101	3,152	6,304	8,405
James L. Marvin	2,062	3,093	6,186	8,248

Vesting of Award: 2024 – 2026 Equity Awards
The 2024 performance based RSU awards granted to our NEOs are subject to a three-year vesting period. Following satisfaction of the performance conditions and completion of the vesting period, the executive receives ownership and voting rights of the shares of Common Stock underlying the LTIP award. The performance-based RSU awards have dividend equivalent rights subject to the same performance and vesting requirements as the underlying RSUs, and are accordingly not paid until the completion of the performance period. The dividend equivalent rights are subject to forfeiture to the same extent as the underlying RSUs if performance and/or vesting conditions are not met. Vesting periods are utilized both as a retention incentive and as a means to align incentives with long-term value creation for stockholders.

The 2024 time-based RSU awards granted to our NEOs are earned in equal installments over a three-year period on the annual anniversary date of the award. One-third of the time-based RSU award will vest in 2025, 2026, and 2027, respectively.

The following table sets forth the time-based RSUs granted to each of our NEOs in 2024 and the vesting dates of such awards:

		Vesting Date of 2024 Time-based RSU Award
Name	Time-based RSU Awarded	February 27, 2025	February 27, 2026	February 27, 2027
Brian A. Deck	15,907	5,302	5,302	5,303
Matthew J. Meister	3,221	1,073	1,074	1,074
Robert J. Petrie	2,258	752	753	753
Augusto Rizzolo	2,101	700	700	701
James L. Marvin	2,062	687	687	688

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Other Benefits
One-Time Bonuses
From time to time, we award one-time bonuses to new hires, and employees in connection with a promotion, or due to other events determined by the Compensation and Human Resources Committee. In 2024, we awarded Mr. Rizzolo with a one-time assignment bonus in the amount of $75,000 related (1) to his role in integration planning in preparation for closing the transaction with Marel and (2) in anticipation of his appointment to the role of Executive Vice President, Regions and Integration, effective January 1, 2025 to recognize the expanded scope and responsibilities the position.

Pension
A longer-term element of compensation for one of our NEOs, Mr. Marvin, has been an Internal Revenue Service qualified defined benefit plan (the “Pension Plan”) that provides income replacement retirement benefits, plus a non-qualified defined benefit plan ("Non-Qualified Pension Plan"). At the time of our spin-off from FMC Technologies, Inc. in 2008, we maintained the benefits package offered by our former parent company, which included the Pension Plan and Non-Qualified Pension Plan, but we subsequently decided to freeze the Pension Plan effective December 31, 2009. Benefits earned as of that date were frozen; while no additional benefits will accrue for any of our U.S.-based non-bargaining unit production personnel, including Mr. Marvin, the benefit earned through that date will be paid when the employee retires. The pension freeze also impacts our non-qualified defined benefit plan (the “Non-Qualified Pension Plan”) described below.

The Pension Plan utilizes the same benefit calculation formula for our NEOs covered by such plan as is used for non-bargaining unit production personnel and administrative and technical staff. Mr. Marvin has accrued pension benefits under the pension plan as a result of his tenure with our predecessor, FMC Technologies, Inc. None of the other NEOs has accrued benefits under the pension plans.

Savings Plan
Most of our United States-based employees, including our NEOs, are eligible to participate in our tax-qualified savings and investment plan (the “Qualified Savings Plan”). This plan provides an opportunity for employees to save for retirement on both a pre-tax and after-tax basis. Employees exceeding the Internal Revenue Service compensation limit for highly compensated employees can contribute between 0% and 20% of base pay and eligible incentives through pre-tax and after-tax contributions up to the maximum amount prescribed by law and the plan limits, and employees not considered highly compensated under Internal Revenue Service regulations can contribute up to 75% of base pay and eligible incentives.

To maintain a competitive benefit package that will retain and attract employees, we match 150% of the first 1% of each employee’s contributions and 100% of employee contributions on the next 5% of pay, for a total matching contribution of up to 6.5% of pay.

Our NEOs are also eligible to participate in a pre-tax non-qualified defined contribution plan (the “Non-Qualified Savings Plan”), which provides executives and certain employees who may reach contribution limits imposed by the Internal Revenue Service for the Qualified Savings Plan with the opportunity to participate in a tax advantaged savings plan comparable to the Qualified Savings Plan. The investment options offered to participants in our Non-Qualified Savings Plan are like those offered in our Qualified Savings Plan. For a description of the Non-Qualified Savings Plan, please see “Non-Qualified Deferred Compensation Table for Fiscal Year 2024.”

Mr. Petrie is based in Sweden and receives a monthly pension contribution under a defined contribution arrangement into an individual retirement plan. The pension contribution into the individual retirement plan is equal to 20% of his fixed monthly salary. Company contributions under the defined contribution arrangements are noted below in  “Compensation Tables and Explanatory Information — Potential Payments Upon Termination —All Other Compensation.”

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Change-in-Control Benefits
We maintain executive severance agreements with each of our NEOs that provide them with compensation under certain circumstances in the event of a change-in-control in our ownership or management. The payments generally are based on a multiple of the NEO’s base salary and annual MIP incentive and are subject to “double-trigger” conditions, requiring both a “change of control” event and an adverse change in the executive’s employment. The agreements do not include excise tax gross-up provisions. All our change-in-control agreements condition continuing availability of benefits on compliance with non-compete and non-solicitation provisions. These agreements are designed to retain and attract executive talent and to permit our senior executives to remain focused on value creation for stockholders in the event of a potential change-in-control event. See “Compensation Tables and Explanatory Information — Potential Payments Upon Termination — Potential Payments Upon Change-in- Control” for a further description of the terms and potential amounts payable under these agreements.

The benefits payable under our NEOs’ executive severance agreements are comparable to benefits for which executives in similar positions at peer companies are eligible under their change-in-control agreements. The competitive nature of these benefits is reviewed and analyzed periodically by our Compensation and Human Resources Committee with the assistance of the Committee’s independent compensation consultant.

Unvested RSUs will vest after the occurrence of a change-in-control only if the RSUs are not assumed by the successor on the effective date of such transaction. If they are assumed, then the assumed RSUs will only vest if the executive officer’s position is terminated within a period of twenty-four months, or the executive’s responsibilities, salary or location are significantly changed. Outstanding performance-based LTIP awards that vest under these circumstances prior to the completion of the performance period will be paid based on actual performance for the completed years and at 100% of the target for any years not yet completed. Please see “Compensation Tables and Explanatory Information — Potential Payments Upon Termination — Potential Payments Upon Change-in-Control.”

General Executive Severance Benefits
All of our NEOs participate in our executive severance plan. Under our executive severance plan, NEOs who lose their job through no fault of their own are entitled to receive 15 months (24 months in the case of our Chief Executive Officer) of severance pay (limited to base pay and the executive’s target annual cash incentive, if any), their pro-rated target annual cash incentive, through the date of termination, payment of a lump sum equivalent to the value of the employer portion of the monthly premiums for medical and dental benefits for the same severance period, outplacement services, and tax preparation and financial planning assistance for the last calendar year of employment.

Unvested time-based equity awards shall be adjusted for appropriate proration as of the termination date and will continue to vest according to the original vesting schedule of such awards. Performance-based equity awards may be prorated at the discretion of the CEO and the Compensation and Human Resources Committee of the Board of Directors, and any such awards that are prorated will continue to vest according to the original vesting schedule of such awards.

Under the terms of our Incentive Compensation Plan, in the event of the death or disability of an executive during active employment with us, all outstanding LTIP awards will vest immediately and will be paid at 100% of the target award. Please see “Compensation Tables and Explanatory Information — Potential Payments Upon Termination — Potential Payment in the Event of Death, Disability or Retirement.”

Impact of Retirement on Outstanding LTIP Awards
In the event of an NEO's retirement from the Company upon or after attaining age 62 and a specified number of years of service, any unvested LTIP equity or cash awards that remain outstanding after retirement will vest on the originally scheduled vesting date. This permits flexibility in retirement planning, permits us to provide an incentive for the vesting period and does not penalize our employees who receive long-term cash and equity awards as incentive compensation in the three years before they retire.

Generally, separation before attaining the age of 62 years old and reaching 10 years of service would result in the forfeiture of unvested awards. The Compensation and Human Resources Committee may also selectively

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grant awards that will permit unvested equity awards outstanding after retirement to vest on their originally scheduled vesting date following a retirement of an NEO upon or after attaining the age of 62 and 5 years of service. This variation allows the Company the option to offer long-term equity incentive compensation as a means of retaining and attracting personnel hired near their retirement or to incentivize existing employees who are nearing retirement but who have not been with the Company for a full ten-year period.

Perquisites
We provide limited perquisites to our NEOs to facilitate the performance of their managerial and external marketing roles and to ensure a competitive total compensation package. The perquisites we currently provide to our NEOs include financial counseling fee reimbursement, executive physical exam, executive disability insurance, parking fees and other minor expenses associated with their business responsibilities. We maintain a fractional ownership program with NetJets for use of private aircraft and associated ground travel to facilitate and add flexibility for our NEOs' business travel for the Company, whereby all of the variable costs associated with use are charged on an hourly basis, plus fuel cost charges and associated taxes. We allow our Chief Executive Officer to use up to 25 hours of our allotted travel time in this program for personal use annually. This is a taxable benefit to our Chief Executive Officer, and we do not provide him with a tax gross up on such benefit. The allocated costs of his actual personal use are reflected in "all other compensation" in the Summary Compensation Table later in this Proxy Statement.

Risk and Oversight Considerations
Insider Trading Policy
We maintain an insider trading policy that is intended to promote compliance with federal securities laws and other applicable insider trading rules by preventing actual or apparent trading based on material nonpublic information by the Company and the Company’s officers, employees, and directors. Our insider trading policy also prohibits our directors, executive officers, and other employees from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities. This includes “short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), “put” and “call” options (publicly available rights to sell or buy securities within a certain period of time at a specified price or the like) and hedging transactions, such as zero-cost collars and forward sale contracts. In addition, our insider trading policy prohibits our directors, executive officers, and other employees from engaging in any transaction involving arrangements to hold our securities in a margin account or pledging them as collateral.

Clawback Policy
Our clawback policy is a bifurcated policy which includes a discretionary recovery policy for all performance-based incentive compensation recipients, and mandatory performance-based incentive clawback policies consistent with Securities and Exchange Commission regulations for our Company's executive officers. Our discretionary clawback policy goes beyond the SEC requirements in scope and type of employees covered and permits the Committee to cancel or recover outstanding incentive compensation awards in the event of misconduct prejudicial to JBT Marel or if restatement of financial results from a prior period would result in those performance measures not being satisfied. The discretionary clawback provision does not differentiate whether the restatement is due to errors, omissions or fraud, and covers all employees who are granted performance-based LTIP awards. The mandatory executive officer clawback policy complies with the SEC requirements and covers all of our executive officers.

Impact of Tax Deductibility on Executive Compensation

When determining total direct compensation packages, the Committee considers all factors that may have an impact on our financial performance, including whether aspects of such packages are tax deductible. Section 162(m) of the Internal Revenue Code limits the amount of the tax deduction public companies may take for compensation paid to certain covered employees, generally including Named Executive Officers, to $1 million in any year per person. While the Committee considers whether compensation is tax deductible as one of many factors, the Committee believes the Company’s interests are best served by not restricting the Committee’s

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discretion and flexibility to structure compensation programs that provide the Named Executive Officers with competitive incentives to motivate and retain them, as well as reward extraordinary contributions. Achieving these objectives may necessitate paying compensation that in certain cases is not deductible for federal income tax purposes.

Timing of Equity Awards

We generally grant annual equity awards during the first quarter of our fiscal year, although timing may change from year to year. Our Compensation and Human Resources Committee may also make grants mid-year from time to time for new hires, new promotions, or based on other business needs, in its discretion. The Committee does not take material nonpublic information into account when determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation

Stock Ownership Requirements
Our Compensation and Human Resources Committee established executive officer stock ownership guidelines to ensure a continuing alignment of executive and stockholder interests. Under our stock ownership guidelines, an executive officer is expected to maintain direct ownership of shares (including time-based RSUs, whether or not currently vested, and performance-based RSUs following the completion of the performance period) in an amount equal in value to a multiple of the individual’s base salary. Executive officers who began their employment with the Company, or who were internally promoted to an executive officer position, have five years to accumulate enough of our Common Stock to satisfy the ownership multiple. The stock ownership requirements prohibit executive officers from selling any vested/earned shares until reaching the full applicable stock ownership level.

The stock ownership multiple for each of our NEOs is provided in the following table. Each of these NEOs have reached the required ownership multiple.

Executive Officer	Multiple of Base Salary	Number of Shares Required to be Held as of 12/31/2024	Shares Held as of 12/31/2024
Brian A. Deck	5.0	37,766	153,990
Matthew J. Meister	3.0	11,920	22,650
Robert J. Petrie	3.0	10,149	15,385
Augusto Rizzolo	3.0	10,810	11,254
James L. Marvin	2.0	7,113	24,849

RISK IN COMPENSATION PROGRAMS
We do not believe that risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking.
With respect to our incentive compensation programs, although the performance metrics that determine payouts for certain managers are based on the achievement of business segment metrics, the metrics that determine long-term incentive award payouts for our NEOs are company-wide metrics and are further modified based on our performance compared to our selected industry peer group. Additionally, the metrics for annual cash incentive award payouts for our NEOs are primarily based on company-wide metrics, the only exception being NEOs who have operations management roles (two of our NEOs), whose annual cash incentive payouts are based on metrics that are weighted 30% for company-wide and 70% for operations performance. This design is based on our belief that applying some company-wide metrics encourages decision-making that is in the best long-term interests of our Company and our stockholders as a whole.

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The mix of equity award instruments used under our long-term incentive program that includes time-based awards and performance-based awards also mitigates risk. In addition, the multi-year vesting of our equity awards and our share ownership guidelines for our executive officers properly account for the time horizon of risk. We also have an incentive compensation clawback policy for our executive officers and we employ “claw-back” provisions in our Incentive Compensation Plan to ensure that in the case of serious misconduct prejudicial to the Company or a restatement of our historical financial results for a period of time on which performance-based compensation was granted, the amount of those awards can be recalibrated or cancelled to reflect our restated financial performance for that period.
We set also our target compensation at levels that, we believe, based on market assessments, strike the appropriate balance between managing the overall expense of our compensation in comparison with peers and allowing us to continue to retain and attract the caliber of employees that we believe we need to help us succeed in the markets we serve.
Finally, at its February 26, 2025 meeting, the Compensation and Human Resources Committee requested its independent compensation consultant, Meridian, to advise it on whether we had any areas of compensation which appeared to encourage excessive risk-taking. In its report to the Compensation and Human Resources Committee, Meridian did not identify any components of our compensation program that they viewed as encouraging excessive risk.

Compensation and Human Resources Committee Report
The Compensation and Human Resources Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate this report by specific reference.
The Compensation and Human Resources Committee establishes and oversees the design and functioning of our executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2025 Annual Meeting.
The preceding report has been furnished by the following members of the Compensation and Human Resources Committee:

Polly B. Kawalek, Chair
Alan D. Feldman
Olafur S. Gudmundsson
Lawrence V. Jackson
Arnar Thor Masson

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COMPENSATION TABLES AND EXPLANATORY INFORMATION
Summary Compensation Table for Fiscal Year 2024
The following table summarizes compensation earned by each of our Named Executive Officers ("NEOs") during the fiscal years ending December 31, 2024, December 31, 2023 and December 31, 2022. To understand the table below you should read the footnotes carefully because they describe the assumptions and calculations used to determine the dollar amounts set forth below.

Name and Principal Position in 2024	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Brian A. Deck	2024	951,921		4,049,973	—	1,230,240	—	220,826	6,452,960
President and Chief	2023	921,901		3,600,014	—	1,503,810	—	150,374	6,176,099
Executive Officer	2022	888,461		3,199,962	—	517,500	—	185,552	4,791,475

Matthew J. Meister	2024	501,011		820,016	—	418,898	—	94,643	1,834,568
Executive Vice President and Chief Financial Officer	2023	482,958		775,008	—	482,528	—	63,079	1,803,573
	2022	457,938		649,988	—	167,143	—	75,599	1,350,668

Robert J. Petrie (4)	2024	441,824		574,989	—	258,537	—	119,954	1,395,304
Executive Vice President	2023	473,660		550,048	—	407,677	—	143,751	1,575,136
and President, Protein	2022	430,406		449,983		296,891	—	96,308	1,273,588

Augusto Rizzolo(5)	2024	470,876	75,000	534,966	—	352,775	—	53,638	1,487,255
Executive Vice President	2023	433,287		499,983		376,054	—	62,336	1,371,660
and President,
Diversified Food & Health

James L. Marvin	2024	447,474		524,985	—	317,982	—	93,892	1,384,333
Executive Vice President,	2023	429,984		525,016	—	395,415	—	70,185	1,420,600
Chief Legal Officer and	2022	412,308		474,970	—	124,696	—	74,697	1,086,671
Assistant Secretary
____________________________________
(1)The amounts in column (e) for fiscal year 2024 include awards of time-based RSUs and performance-based RSUs under our Incentive Compensation Plan. These dollar amounts represent the grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 11 to the Consolidated Financial Statements for 2024.
The value of performance-based awards is based on the probable outcome of the performance conditions as of the grant date. The probable outcome for 2022, 2023, and 2024 grants of performance-based awards was estimated at the target payout level, or 100%. The actual achievement was 137% of the target payout for the 2022 awards. The performance periods for the annual awards granted in 2023 and 2024 will not end until December 31, 2025, and December 31, 2026, respectively.

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The grant date fair value of performance-based RSUs for fiscal year 2024 assuming the target and maximum levels of performance was achieved are as follows:

	Fair Value Assuming Target	Fair Value Assuming
Name	Performance ($)	Maximum Performance ($)
Brian A. Deck	2,430,004	4,860,008
Matthew J. Meister	491,989	983,978
Robert J. Petrie	345,034	690,068
Augusto Rizzolo	321,000	642,000
James L. Marvin	314,991	629,982
____________________________________
(2)The amount in column (h) of the Summary Compensation Table for Fiscal Year 2024 (above) reflects the actuarial change in the present value of pension benefits for Mr. Marvin, our only NEO who is eligible for benefits under the Pension Plan and the Non-Qualified Pension Plan. The present values reflect payment of benefits at the earliest retirement date with unreduced benefits for the Pension Plan and for the Non-Qualified Pension Plan (age 64). This amount is determined using interest rates and mortality rate assumptions consistent with those used in our audited consolidated financial statements. The actuarial present value of Mr. Marvin's accrued benefit decreased by $253,395.99 between the measurement date used for 2022 and 2023, but in accordance with SEC rules, we have not reduced the “Total” column by this amount. All non-qualified deferred compensation earnings are actual investment earnings generated by the invested funds, and therefore, are not considered above-market or included in this column.
(3)The amounts in column (i) of the Summary Compensation Table for Fiscal Year 2024 (above) for the fiscal year ended December 31, 2024. reflect perquisites and other compensation for each NEO. The table below shows the components of "All Other Compensation" related to each NEO.

All Other Compensation
Name	Reimbursement for Professional Advisor Fees*	Company Contributions to Qualified and Non-Qualified Savings Plans**	Executive Disability Insurance	Executive Physical	Parking***	Other ****	Total
Brian A. Deck	20,000	151,744	3,437	5,820	6,075	33,750	220,826
Matthew J. Meister	20,000	66,867	2,447	5,329	—	—	94,643
Robert J. Petrie	20,000	—	—	—	11,474	88,480	119,954
Augusto Rizzolo	20,000	26,636	2,061	3,696	1,245	—	53,638
James L. Marvin	20,000	57,749	3,677	6,391	6,075	—	93,892
____________________________________
*Our cost for financial planning and personal tax assistance are specifically allocated to the individual NEOs receiving the services to which such fees relate. All amounts paid to obtain financial planning and personal tax assistance for our NEOs represent taxable income to the executive for which we do not provide a gross-up.
**For a description of the matching contributions provided to participants in the Qualified Savings Plan and Non-Qualified Savings Plan, see “Compensation Discussion and Analysis — Savings Plans” above.
***Pursuant to Mr. Petrie’s employment agreement, Mr. Petrie is entitled to a company car. For Mr. Petrie, this amount represents the associated costs for the vehicle and fuel. For Mr. Deck and Mr. Marvin, this amount represents office parking fees.
****For Mr. Deck, the “Other” compensation includes the company’s cost for limited personal use of a private aircraft. The personal use of private aircraft was provided through a fractional ownership program, whereby all of the variable costs associated with use are charged on an hourly basis, plus fuel cost charges and associated taxes. We calculated the cost of personal use of the private aircraft by taking into account the hourly rate for the time the personal use occurred as well as a fuel cost charge attributable to the personal use. Because the fractional ownership program is primarily used for business travel, we did not allocate any of the fixed costs associated with the arrangement to the personal use. The personal use of aircraft is a taxable benefit to Mr. Deck with no gross-up. For Mr. Petrie, the "Other" compensation includes employer contributions to the retirement pension plan. (See "Savings Plan" above for details.)

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(4)The amounts reported as salary, non-equity incentive compensation and all other compensation that are reported for Mr. Petrie were paid in Swedish Krona. These amounts were converted into U.S. dollars in the Summary Compensation Table. These amounts were translated into U.S. dollars at the average exchange rate for each month.
(5)Mr. Rizzolo was appointed as Executive Vice President, Regions and Integration. In recognition of the expanded scope and responsibilities of the role, Mr. Rizzolo received an assignment bonus payment outlined in column (d).

Grants of Plan-Based Awards Table for Fiscal Year 2024
Shown below is information with respect to plan-based awards made in fiscal year 2024 to each Named Executive Officer.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (3)(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Brian A. Deck
MIP - Cash		—	1,056,000	2,112,000
Restricted Stock Units	2/27/2024							15,907			1,619,969
Performance RSUs	2/27/2024					23,861	47,722				2,430,004

Matthew J. Meister
MIP - Cash		—	353,500	707,000
Restricted Stock Units	2/27/2024							3,221			328,027
Performance RSUs	2/27/2024					4,831	9,662				491,989

Robert J. Petrie
MIP - Cash		—	279,500	559,000
Restricted Stock Units	2/27/2024							2,258			229,955
Performance RSUs	2/27/2024					3,388	6,776				345,034

Augusto Rizzolo
MIP - Cash		—	297,700	595,401
Restricted Stock Units	2/22/2023							2,101			213,966
Performance RSUs	2/22/2023					3,152	6,304				321,000

James L. Marvin
MIP - Cash		—	271,200	542,400
Restricted Stock Units	2/27/2024							2,062			209,994
Performance RSUs	2/27/2024					3,093	6,186				314,991
____________________________________
(1)The amounts shown in columns (g) and (h) reflect the target and maximum number of shares of common stock issuable pursuant to performance RSUs granted to each of our NEOs in 2024 pursuant to our Incentive Compensation Plan as part of the annual award cycle.
(2)The amounts shown in column (i) of the table above entitled "Grants of Plan-Based Awards Table for Fiscal Year 2024" reflect the number of RSUs subject to time-based vesting requirements granted to each of our NEOs in 2024 pursuant to our Incentive Compensation Plan.

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(3)The amounts in column (l) of the table above entitled "Grants of Plan-Based Awards Table for Fiscal Year 2024" reflect the grant date fair value of awards of RSUs to our NEOs pursuant to our Incentive Compensation Plan in 2024. Assumptions used in the calculation of these amounts are described in Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2025.
(4)The amount listed in column (l) of the table above entitled "Grants of Plan-Based Awards Table for Fiscal Year 2024" for “Performance RSUs” represents the full grant date fair value of RSUs subject to performance-based conditions assuming achievement of target performance.
Outstanding Equity Awards at Fiscal 2024 Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Brian A. Deck	0	0	0	0	0	89,403	11,363,121	22,465	2,855,302
Matthew J. Meister	0	0	0	0	0	18,474	2,348,045	4,633	588,854
Robert J. Petrie	0	0	0	0	0	12,935	1,644,039	3,261	414,473
Augusto Rizzolo	0	0	0	0	0	9,921	1,260,959	3,012	382,825
James L. Marvin	0	0	0	0	0	12,733	1,618,364	3,018	383,588
____________________________________
(1)The outstanding RSU awards presented in column (g) above include time-based RSUs and earned performance-based RSUs that remain subject to requisite service vesting conditions. These awards are scheduled to vest on the vesting dates indicated below. The February 24, 2025 vesting date includes shares earned by the NEOs under performance RSUs for the 2022 – 2024 period as follows: Mr. Deck: 25,159 shares; Mr. Meister: 5,110 shares; Mr. Petrie: 3,537 shares; Mr. Rizzolo: 1,180; and Mr. Marvin: 3,735.

Vesting Date	Brian A. Deck	Matthew J. Meister	Robert J. Petrie	Augusto Rizzolo	James L. Marvin
February 24, 2025	41,774	8,538	5,927	2,361	6,190
February 27, 2025	5,302	1,073	752	700	687
October 1, 2025	—	—	—	1,114	—
February 22, 2026	22,734	4,895	3,474	3,158	3,316
February 27, 2026	5,302	1,074	753	700	687
February 27, 2027	14,291	2,894	2,029	1,888	1,853
____________________________________
(2)The market value of earned and unvested RSUs is calculated using a price of $127.10 per share, based on the closing price of our Common Stock on December 31, 2024, the last trading day of 2024.
(3)The outstanding RSU awards presented in column (i) above are unearned performance-based RSUs granted in 2023 and 2024 for the three-year performance periods ending December 31, 2025, and December 31, 2026, respectively. These performance-based RSUs vest if we meet certain EPS and ROIC targets during the applicable performance period, subject to an rTSR performance modifier. See “Compensation Discussion and Analysis — Long-Term Incentive

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Compensation.” The shares reported in column (i) of this table include shares that would be earned under the 2023 – 2025 and 2024 – 2026 performance-based RSUs based on achieving the target level of performance, because our financial performance through December 31, 2024, indicated performance between the threshold and target levels for these awards. The table below sets forth the target number of shares that would vest, if the target performance conditions are satisfied, on the vesting dates indicated below.

Vesting Date	Brian A. Deck	Matthew J. Meister	Robert J. Petrie	Augusto Rizzolo	James L. Marvin
February 22, 2026	6,558	1,412	1,002	911	956
February 27, 2027	15,907	3,221	2,259	2,101	2,062
____________________________________
(4)The market value of unearned and unvested performance-based RSUs is calculated using the maximum payout level and a price of $127.10 per share, based on the closing price of our Common Stock on December 29, 2024, the last trading day of 2024.
Option Exercises and Stock Vested Table for Fiscal Year 2024
The following table displays amounts received as a result of RSUs vesting during 2024.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Brian A. Deck	0	0	11,465	1,174,996
Matthew J. Meister	0	0	2,502	256,475
Robert J. Petrie	0	0	1,094	111,051
Augusto Rizzolo	0	0	891	90,176
James L. Marvin	0	0	2,127	218,728

Pension Benefits Table for Fiscal Year 2024
The table below shows the present value of accumulated benefits payable to our only NEO with a pension benefit, Mr. Marvin, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. The table also illustrates the number of years of service credited under each of our pension plans. Credited years of service under the pension plans include years of service with our predecessor companies but were frozen as of December 31, 2009. The Present Value of Accumulated Benefits are the present value at December 31, 2024 as of the first retirement date for unreduced benefits, assuming a lump sum payment. Effective December 31, 2009, we froze benefits under the Pension Plan and the Non-Qualified

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Pension Plan. For an explanation of the impact on these plans, see “Compensation Discussion and Analysis — Pension Plans” above.

		Number of Years Credited Service as of 12/31/2024	Present Value of Accumulated Benefit as of 12/31/2024	Payments During Last Fiscal Year
Name	Plan Name	(#)	($) (1)	($)
(a)	(b)	(c)	(d)	(e)
James L. Marvin	Pension Plan	6.75	—	207,555
	Non-Qualified Pension Plan	6.75	94,464	—
____________________________________
Amounts reported reflect the present value, expressed as a lump sum as of December 31, 2024, of the NEO's benefits under the Pension Plan and the Non-Qualified Pension Plan, respectively. Amounts reported are calculated using the assumptions applied in Note 9 to our audited consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K filed on February 28, 2025 with the Securities and Exchange Commission.
Pension Benefit Formula
Our Pension Plan is a qualified defined benefit plan that provides eligible employees having five or more years of service a pension benefit for retirement. Years of credited service and final average yearly earnings through the pension freeze date of December 31, 2009 are used to calculate the pension benefit. The final average yearly earnings are based on the highest 60 consecutive months out of the final 120 months of compensation, but in no event counts earnings after December 31, 2009.
The Pension Plan provides an unreduced early retirement benefit payable at age 64. Mr. Marvin, is currently vested in his accrued benefits under our Pension Plan.
Early Retirement
All participants in our Pension Plan who were hired on or after January 1, 1984 (by either of our predecessors or by us) are eligible for a reduced early retirement benefit on or after age 55 with ten years of service. Mr. Marvin is eligible for early retirement.
The reduced early retirement benefit is equal to the normal retirement benefit reduced by 1/3 of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 62nd birthday. A participant in the Pension Plan whose employment terminates prior to their “early retirement date” is entitled to receive an early retirement benefit payable after the attainment of age 55, which is equal to the normal retirement benefit reduced by 1/2 of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 65th birthday.
Payment of Pension Benefit
The normal retirement benefit is an individual life annuity for single retirees and 50% joint and survivor annuity for married retirees. The Pension Plan also provides for a variety of other methods for receiving pension benefits such as 100% joint and survivor annuities, level income and lump sum for benefits with lump sum values of $1,000 or less. The levels of annuities are determined by actuaries based on the age of the participant and the age of the participant’s spouse for joint and survivor annuities. The Pension Plan also provides a 75% joint and survivor option as required by the Pension Protection Act of 2006. The actuarial reduction for a participant and spouse who are both age 62 is 7.9% from the normal retirement benefit for the 50% joint and survivor annuity and 14.7% from the normal retirement benefit for the 100% joint and survivor annuity. The level income annuity pays increased benefits to the retiree until Social Security benefits begin at age 62 and reduces the benefit after age 62 so that the total of the retirement benefit and Social Security benefits is approximately equal before and after age 62.

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Eligible Earnings
Eligible earnings under the Pension Plan include the base salary and annual non-equity incentive compensation paid by us or our predecessor companies to the NEO for each plan year in which he was eligible to participate in the Pension Plan or its predecessor plans through December 31, 2009, the date upon which the U.S. Pension Plan was frozen.
Non-Qualified Pension Plan
We also have a Non-Qualified Pension Plan that permits employees to obtain a “mirror” pension benefit under a non-qualified retirement plan for benefits limited under the Pension Plan for (1) limitations due to the Internal Revenue Service maximum annual pension benefit limit, (2) earnings that exceed the Internal Revenue Service limitations on earnings eligible for the tax-qualified Pension Plan, and (3) deferred compensation not included in the pensionable earnings definition in the Pension Plan. The Non-Qualified Pension Plan was also frozen as to future benefit accruals effective December 31, 2009. Accrued benefits under the Non-Qualified Pension Plan may be distributed as either a lump sum payment or in monthly payments over a five-year period, as elected by the participant. Payments will generally be made (or for installments payments will begin) six months after termination of employment in accordance with Internal Revenue Code rules. A participant’s distribution election may not be changed within twelve months of termination or retirement. Changes made prior to the twelve-month requirement can result in deferral of participant’s distribution for an additional five years.
Non-Qualified Deferred Compensation Table for Fiscal Year 2024
The contributions made by our NEOs to our Non-Qualified Savings Plan in 2024, together with matching contributions or other allocations to the Non-Qualified Savings Plan, earnings made on plan balances, any withdrawals or distributions, and the year-end balances in each of these plans were as follows.

	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Name	($) (1)	($) (2)	($) (3)	($)	($) (4)
(a)	(b)	(c)	(d)	(e)	(f)
Brian A. Deck	$215,493	$137,194	$102,189	$—	$1,720,390
Matthew J. Meister	$—	$41,517	$8,603	$—	$122,755
Augusto Rizzolo	$19,792	$1,286	$11,886	$—	$102,861
James L. Marvin	$197,769	$32,371	$99,161	$—	$1,039,280
____________________________________
(1)All of the NEOs' contributions reported in column (b) are included in salary and non-equity incentive plan compensation reported for the NEOs in the Summary Compensation Table above.
(2)All of the contributions made by us for our NEOs reported in column (c) are included in “All Other Compensation” for the executives in the Summary Compensation Table above. Amounts included in column (c) do not include contributions to the Qualified Savings Plan.
(3)Aggregate earnings represent an increase (decrease) in the value of investments in each of the NEOs’ plans during the fiscal year ended December 31, 2024.
(4)The portion of the Aggregate Balance at Last Fiscal Year End reported as compensation in the Summary Compensation Table in our Proxy Statement for fiscal years ended prior to the year ended December 31, 2024 was $1,265,553 for Mr. Deck, $72,675 for Mr. Meister, $69,937 for Mr. Rizzolo, and $710,098 for Mr. Marvin.
*Mr. Petrie is not eligible for this plan.
Pursuant to our Non-Qualified Savings Plan, certain of our employees, including our NEOs, may defer between 1% and 100% of base salary and annual non-equity incentive compensation. Deferral elections for our Non-Qualified Savings Plan are made by eligible employees in November or December of each year for base salary and annual non-equity incentive compensation amounts earned in the following year. The investment options for

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our Non-Qualified Savings Plan are publicly traded mutual funds, similar to those offered in our Qualified Savings Plan.

The Non-Qualified Savings Plan provides for a Company contribution equal to 6.5% of an employee’s deferred compensation and 6.5% of the employee’s remaining eligible compensation in excess of the Internal Revenue Code Section 401(a)(17) limit (“Excess Income”) into the Plan. In addition, the Non-Qualified Savings Plan provides for an additional discretionary matching contribution of between 0% and 2% of the employee’s deferrals and Excess Income depending upon the Company’s achievement of pre- determined financial performance targets. Participants are vested on a three-year graded vesting schedule for Company contributions. Accrued benefits under the Non-Qualified Savings Plan may be distributed as either a lump sum payment or in annual, quarterly or monthly payments over a five-year period. Distributions will be paid no sooner than six months after termination of employment for “specified employees” as defined by the Internal Revenue Code. All of our NEOs are considered specified employees under Internal Revenue Code regulations. The distribution election may not be changed within 12 months of termination or retirement. Changes made prior to the 12- month requirement can result in deferral of participant’s distribution for an additional five years.
Potential Payments Upon Termination
In the event of termination of employment under certain circumstances, our NEOs will receive additional compensation benefits as described below. In the event of the death of a NEO, such executive officer’s estate will be entitled to receive the benefits described below. Termination payments and change-in-control payments will be mutually exclusive and our NEOs will not be entitled to receive both forms of payments under any circumstances.
Payments in the Event of Death, Disability or Retirement
In the event of the death or disability of an employee (including an NEO) during active employment with us, all outstanding LTIP awards will vest immediately and will be paid at 100% of the target award. In the event of the retirement of any of our NEOs after reaching the age of 62, all outstanding LTIP awards under the LTIP will be retained and will vest in accordance with their pre-retirement normal vesting schedule. If any of our NEOs who are not eligible for retirement chose to retire as of the last day of our 2024 fiscal year, the effect of that retirement would be the same as if the NEO had resigned. The following table assumes that each of our NEOs was retirement-eligible as of the end of our 2024 fiscal year (although only Mr. Marvin was retirement-eligible at that time), and shows the value to each of our NEOs should any of these events have occurred on December 31, 2024 under our plans, policies and agreements.
Executive Benefits and Payments in the Event of Death, Disability or Retirement on December 31, 2024

	Long-Term Incentive Compensation
	Unearned Performance-Based Restricted Stock Units That Have Not Vested (1)	Performance-Based Restricted Stock Units That Have Not Vested (2)	Time-Based Restricted Stock Units	Total (3)
Name	($)	($)	($)	($)
Brian A. Deck	2,855,302	6,673,894	4,689,227	14,218,423
Matthew J. Meister	588,854	1,383,102	964,816	2,936,772
Robert J. Petrie	414,473	968,375	675,664	2,058,512
Augusto Rizzolo	382,825	624,951	636,008	1,643,784
James L. Marvin	383,588	963,037	655,201	2,001,826
____________________________________
(1)The performance period for units granted in 2023 and 2024 will not end until December 31, 2025 and December 31, 2026, respectively. This column shows the market value of unearned, unvested at-risk performance-based RSUs granted in 2023 and 2024 at the target payout level using the closing price of our common stock on December 31, 2024.
(2)Reflects the value of earned and unvested performance-based RSUs granted in 2022 at actual achieved levels described in “Outstanding Equity Awards at Fiscal Year-End Table” using the closing price of our common stock on December 31, 2024.
(3)Retirement will not result in accelerated vesting. In the event of an eligible retirement at age 62, all unvested LTIP awards described in the table above may be retained and will vest on their normal vesting date, and, in the case of performance-

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based awards, subject to the achievement of the performance conditions. The value of such awards on the vesting date will depend on the market price on that date and the extent to which the performance conditions are met.
Payments Made in an Involuntary Termination
Our NEOs will receive payments pursuant to our executive severance pay plan described in “Compensation Discussion and Analysis — General Executive Severance Benefits” above in the event they lose their job involuntarily, other than for cause or as a result of a change-in-control. The benefits under this plan include:
•a severance payment equal to 15 months of base salary and target annual cash incentive (24 months in the case of Mr. Deck);
•a prorated payment of target annual cash incentive for the calendar year in which such termination occurs;
•a payment equal to 15 times the employer’s portion of the monthly premium for medical and dental insurance (24 times in the case of Mr. Deck);
•reimbursement for outplacement assistance in an amount not exceeding the amount the NEO is eligible for under our then current outplacement services standard benefit plan;
•unvested time-based equity incentive awards are adjusted for appropriate proration as of the termination date and will continue to vest according to the vesting schedule of such awards
•unvested performance-based equity incentive awards may be prorated at the discretion of the Chief Executive Officer and the Compensation and Human Resources Committee, and any such award that are prorated will continue to vest according to the vesting schedule of such awards and
•a lump sum payment of $20,000 less any amounts that we previously reimbursed to the NEO for financial planning and tax preparation assistance expenses incurred in the calendar year in which such termination occurs.
Benefits under our executive severance plan will be contingent upon continuing compliance by the terminated executive with non-disclosure, non-compete and non-solicitation covenants. An executive will cease to participate in the executive severance plan upon the occurrence of certain disqualifying events or the violation of the provisions contained in the separation agreement.
The amounts shown in the table below are calculated using the assumption that an involuntary not for cause termination occurred on December 31, 2024, and, as a result, are based on amounts earned through such time and are only estimates of amounts which would be paid out to our NEOs in the event of such a termination under our executive severance plan. The actual amounts that would be paid out if such a termination were to occur can only be determined at the time of such NEO’s actual termination and would be subject to their current salaries and benefits at such time.
Executive Benefits and Payments for Involuntary Termination Occurring on December 31, 2024

	Compensation($)		Benefits and Perquisites($)
Name	Severance Payment	Pro-Rated Target Annual Cash Incentive	Medical and Dental Benefits (1)	Financial Planning and Tax Preparation Assistance	Outplacement Services	Total($)
Brian A. Deck	4,032,000	1,056,000	39,768	—	50,000	5,177,768
Matthew J. Meister	1,073,125	353,500	12,397	—	50,000	1,489,022
Robert J. Petrie	886,875	279,500	41,004	—	50,000	1,257,379
Augusto Rizzolo	944,626	297,700	21,312	—	50,000	1,313,638
James L. Marvin	904,000	271,200	20,144	—	50,000	1,245,344
____________________________________
(1)Assumes no change in current premium cost paid by the Company and such named executive for medical and dental benefits.

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Potential Payments Upon Change-in-Control
We entered into “double-trigger” executive severance agreements with each of our NEOs pursuant to which, in the event of both a qualifying change-in-control and any of (1) an involuntary termination of employment for reasons other than cause, disability or death within 24 months after the change-in-control, (2) a voluntary termination of employment for Good Reason (as defined in the executive severance agreement) within 24 months after the change-in-control or (3) our breach of any material provision of the underlying agreement, each of our NEOs will be entitled to receive such executive’s accrued salary and vacation, certain expense reimbursements and certain other severance benefits described in the executive severance agreements. The severance benefits include: (1) an amount equal to two times their highest rate of annual base salary (three times for Mr. Deck) at any time prior to the termination, (2) an amount equal to two times the executive’s highest target annual cash incentive (three times for Mr. Deck), (3) an amount equal to the prorated portion of the target total annual cash incentive for the plan year in which such termination occurs, (4) continuance of our welfare benefits for 24 months after the date of termination, and (5) equity incentive awards will vest and become immediately transferable in accordance with the terms of the agreements. In addition, each of our NEOs will receive credit for two additional years of service (three years for Mr. Deck) solely for purposes of calculating vesting under our Non-Qualified Savings Plan.
The cash portion of the severance benefits will generally be required to be paid in a single lump sum payment no later than 30 days after the date of termination, subject to certain delayed payment exceptions that may apply under certain circumstances pursuant to requirements imposed by Section 409A of the Internal Revenue Code.
Our NEOs will not be obligated to seek other employment in mitigation of amounts payable under their executive severance agreements, and their subsequent re-employment will not impact our obligation to make the severance payments provided for under the executive severance agreements provided the executive’s employment does not violate any non-compete obligation under the executive severance agreement.
Our NEOs who receive severance benefits under executive severance agreements will not be entitled to receive additional severance benefits under our general executive severance plan described above under “Potential Payments Made Upon Termination — Payments Made in an Involuntary Termination.”
As described above, a qualifying change-in-control is required as one of the two triggers resulting in payment of severance benefits. A qualifying change-in-control is defined in the executive severance agreements to include:
•any person or group becomes the owner of more than 50% of the fair market value or voting power of our stock,
•either (i) any person or group acquires ownership of more than 30% of the voting power of our stock in any twelve-month period or (ii) a change in the majority of our Board of Directors during any twelve-month period (excluding changes endorsed by a majority of the members of our Board of Directors prior to such change), except in each case to the extent that at such time there is another person or group that owns a majority of our stock, and
•any person or group acquires more than 40% of the fair market value of our assets during any twelve-month period, except to the extent the assets are transferred to (i) a stockholder of our company (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by our Company, (iii) a person or certain groups of persons that owns, directly or indirectly, 50% or more of the total value or voting power of all of our outstanding stock or (iv) an entity at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the immediately preceding paragraph.
An NEO's voluntary termination will be considered to be for Good Reason for purposes of the executive severance agreements if, without the executive’s express written consent, there is any (1) material reduction or alteration in the executive’s duties or any assignment that is materially inconsistent with such executive’s duties, (2) meaningful change in the executive’s work location, (3) material reduction in the executive’s base salary, (4) material reduction in the executive’s level of participation in our compensation, benefit or retirement plans,

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policies, practices or arrangements or (5) failure of the successor in a change-in-control to assume our obligations under the executive severance agreement.
If payments of any amount to any NEO under an executive severance agreement would be subject to an excise tax under the Internal Revenue Code, the amount of payments generally will be reduced to the maximum amount that may be paid without triggering an excise tax payment. No such reduction will be made, however, if the net after-tax benefit that any NEO would otherwise receive in the absence of such a reduction would exceed the net after-tax benefit they would receive after making such a reduction.
Under the terms of the grant agreements for long-term equity compensation awards pursuant to which such awards were issued, all outstanding LTIP awards to NEOs will vest after the occurrence of a change-in-control only if the awards are not assumed by the successor on the effective date of such transaction, the executive officer’s position is terminated within a period of twenty-four months, or the executive voluntarily resigns due to significant change in responsibilities, salary, or location within a period of twenty-four months. Outstanding performance-based LTIP awards that vest under these circumstances prior to the completion of the performance period will be paid based on actual performance for the completed years and at 100% of the target for any years not yet completed.
The amounts shown in the table below are calculated using the assumption that payments described above were triggered based on a change-in-control and qualifying termination as of December 31, 2024, and as a result are based on amounts earned through such time and are only estimates of the amounts which would be paid to our NEOs in the event of such a qualifying termination under their executive severance agreements. The actual amounts that would be paid out if such a termination were to occur can only be determined at the time of such executive officer’s actual termination and would be subject to their salaries, incentives and other benefits at that time.
Executive Benefits and Payments for Change-in-Control Termination Occurring on December 31, 2024

	Compensation($)						Benefits and Perquisites ($)
Name	Base Salary Multiple (1)	Annual Cash Incentive Multiple	Pro- Rated Target Annual Non-Equity Incentive	LTIP Unearned Performance- Based Restricted Stock Units That Have Not Vested (2) *	LTIP Performance- Based Restricted Stock Units That Have Not Vested (3) *	LTIP Time- Based Restricted Stock Units *	Health & Welfare Benefits(4)	Out- placement Services Excise Tax Cutback (5)	Excise Tax Cutback (5)	Total($)
Brian A. Deck	2,880,000	3,168,000	1,056,000	2,855,302	6,673,894	4,689,227	39,768	70,000	—	21,432,191
Matthew J. Meister	1,010,000	707,000	353,500	588,854	1,383,102	964,816	16,529	70,000	—	5,093,801
Robert J. Petrie	860,000	559,000	279,500	414,473	968,375	675,664	54,672	70,000	—	3,881,684
Augusto Rizzolo	916,001	595,401	297,700	382,825	624,951	636,008	28,416	70,000	—	3,551,302
James L. Marvin	904,000	542,400	271,200	383,588	963,037	655,201	26,858	70,000	—	3,816,284
____________________________________
(1)The base salary and annual cash incentive multiples reflect the terms of these NEOs’ executive severance agreements as of December 31, 2024.
(2)Reflects the market value of unearned and unvested performance-based RSUs granted in 2023 and 2024 at the target payout level using the closing price of our common stock on December 31, 2024.
(3)Reflects the value of performance-based RSUs granted in 2022 at actual achieved levels described in “Outstanding Equity Awards at Fiscal Year-End Table” using the closing price of our common stock on December 31, 2024.
(4)Assumes no change in current premium cost paid for such NEO's medical, dental, life insurance and disability benefits.
(5)The payment made to Mr. Deck, Mr. Meister and Mr. Rizzolo would be subject to an excise tax, however no reduction would be made because the after-tax benefit they would receive in the absence of such a reduction would exceed the net after-tax benefits they would receive after making such a reduction.
*The amounts designated with an (*) would be received on a change-in-control without a termination of employment if the applicable conditions for accelerated vesting were met.

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Securities Authorized for Issuance Under Equity Compensation Plans Table

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders: (1)
Restricted Stock Units	605,525	N/A	1,001,355
Subtotal	605,525	0	1,001,355
Equity compensation plans not approved by security holders:	—	—	—
Total	605,525	0	1,001,355
____________________________________
(1)The 2017 Incentive Compensation Plan was approved by stockholders in May 2017. The 2017 Incentive Compensation Plan replaced the prior incentive compensation plan (the “2008 Incentive Compensation Plan”), which remains in existence solely for the purpose of governing the terms of awards that had been granted under the 2008 Incentive Compensation Plan prior to May 2017. The aggregate number of shares of common stock that are authorized for issuance under the 2017 Incentive Compensation Plan is (i) 1,000,000 shares, plus (ii) the number of shares of common stock that remained available for issuance under the 2008 Incentive Compensation Plan on the effective date of the 2017 Incentive Compensation Plan, plus (iii) the number of shares of common stock that were subject to outstanding awards under the 2008 Incentive Compensation Plan on the effective date of the 2017 Incentive Compensation Plan that are canceled, forfeited, returned or withheld without the issuance of shares thereunder.
(2)This column includes unearned, unvested performance-based RSUs at a maximum payout level of 204,712 shares. If our actual performance falls below the maximum level, fewer shares will be issued. The target payout level of these performance-based RSUs is 102,356 shares. For financial statement reporting purposes, we estimated, based on actual results and forecasted results for the remainder of the applicable performance periods, that 153,762 shares subject to performance conditions are expected to vest, and, as a result, an aggregate of 554,575 shares of common stock would be issued upon vesting of all time-based and performance-based RSU awards outstanding at December 31, 2024. Please see Note 12, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional information about the Incentive Compensation and Stock Plan.
CEO Pay Ratio
Our CEO pay ratio was calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K. In determining the pay ratio calculation, we used the following methodology, assumptions and reasonable estimates.
For purposes of our 2024 ratio, as permitted by SEC regulations, we used the same median employee that we identified in 2023 as we did not have any changes to employee population or compensation programs in 2024 that we believe would have a material impact on our ratio. In 2023, we identified our median employee using our global employee population as described below, as of October 1, 2023 (the “Effective Date”).

In total, our workforce consisted of 5,156 full-time, part-time, temporary, and seasonal employees in 31 countries as of the Effective Date, with 2,272 located in the United States and 2,884 outside the United States. We excluded employees in 12 countries totaling 258 employees (approximately 5.0% of our total workforce) from the determination of “median employee” under the de minimis exception in the SEC rules. We excluded employees in China (51), India (61), and South Africa (76), as well as the employees in the following countries (all of which had fewer than 25 employees): Argentina, Chile, Czech Republic, Hong Kong, Indonesia, Israel, Japan, Malaysia, and Singapore. As a result, our employee population for purposes of the pay ratio calculation included 4,898 (including all 2,272 employees located in the United States and 2,626 employees located outside the United States) of our 5,156 employees. For purposes of a consistently applied compensation measure of our employee population, we utilized annual base pay.

As a global manufacturer of highly engineered machinery and technology solutions, a significant portion of our workforce consists of full-time hourly employees. For the majority of our employees, base pay is the primary component of their compensation. It represents the fixed portion of each employee’s compensation arrangement and is paid without regard to our financial or operational performance in a given year.

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Consequently, annual base pay is a measure that reasonably reflects annual compensation for purposes of identifying our median employee.
We estimated the annual base pay of our employee population as follows. For salaried employees, we estimated annual base pay using employees’ base salary as of the Effective Date. For hourly employees, we estimated annual base pay by combining the employees’ hourly rate as of the Effective Date with their scheduled hours, which generally consists of 40 hours per week for full-time employees.
To calculate the median employee’s 2024 annual compensation for purposes of the 2024 CEO pay ratio, we added together all of the elements of such median employee’s compensation for 2024 in the same way that we calculate the annual total compensation for our NEOs in the Summary Compensation Table. On that basis, we calculated the 2024 annual compensation for our median employee as $86,458. Mr. Deck’s annual total compensation based on all elements of his compensation as reported in the Summary Compensation Table for Fiscal Year 2023 was $6,452,960. Based on this information, the ratio of the annual total compensation of our CEO to the median of the total annual compensation of our other employees was 75 to 1.
Pay Versus Performance
Our Pay versus Performance (PVP) disclosure was calculated in compliance with the requirements mandated and set forth in Dodd-Frank Act. Below is the required tabular disclosure of the PVP which details the relationship between Compensation Actually Paid (CAP) to our Primary Executive Officer (PEO) and the average of our other named executive officers (NEOs) and certain financial measures.

	Pay						Performance
	Former PEO (1)		Current PEO (1)		Avg. of Other NEOs (2)		Value of $100 Initial Investment Based On (3):			Company Selected Performance Metric
Year	SCT Total Comp.	Comp Actually Paid	SCT Total Comp.	Comp Actually Paid	SCT Total Comp.	Comp Actually Paid	JBT Cumulative TSR[1]	S&P 1500 Industrial Machinery Cumulative TSR	Net Income ($M)	EPS
2024	N/A		$6,452,960	$11,217,470	$1,526,123	$2,252,023	$115	$171	$85.4	$5.38
2023	N/A		$6,176,099	$8,158,164	$1,499,098	$1,802,760	$90	$154	$582.6	$2.62
2022	N/A		$4,791,474	$2,847,190	$1,155,529	$761,586	$82	$120	$130.7	$4.81
2021	N/A		$5,023,977	$4,743,995	$1,567,948	$1,097,771	$137	$140	$118.4	$3.82
2020	$10,816,742	$(1,473,084)	$2,883,247	$1,632,239	$995,544	$455,638	$102	$115	$108.8	$3.79
(1) Former PEO refers to Thomas W. Giacomini. Current PEO refers to Brian A. Deck.
(2) Includes the following NEOs:
2024: Messrs. Meister, Petrie, Rizzolo, and Marvin
2023: Messrs. Meister, Petrie, Rizzolo, Marvin and Burdakin
2022: Messrs. Meister, Petrie, Burdakin, Marvin and Fernandez
2021: Messrs. Meister, Petrie, Burdakin, Marvin and Fernandez, Sternlieb
2020: Messrs. Meister, Burdakin, Marvin and Fernandez, Sternlieb
(3) TSR is cumulative (i.e., 1 year for 2020, 2 years for 2021 and 3 years for 2022) and depicted as a dollar value assuming $100 was invested as of January 1, 2020.

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To calculate the Compensation Actually Paid (CAP), the following amounts were deducted from and added to the Summary Compensation Table (SCT) total compensation:

Current PEO SCT to CAP Reconciliation:

Year	Summary Compensation Table Total for Current PEO ($)	Exclusion of Change in Pension Value for Current PEO ($)	Exclusion of Stock Awards for Current PEO ($)	Inclusion of Pension Service Cost for Current PEO ($)	Inclusion of Equity Values for Current PEO ($)	Compensation Actually Paid to Current PEO ($)
2024	6,452,960	—	(4,049,973)	—	8,814,483	11,217,470

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Current PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Current PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Current PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Current PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Current PEO ($)	Total - Inclusion of Equity Values for Current PEO ($)
2024	6,412,244	2,331,737	—	70,502	—	8,814,483

Average NEO SCT to CAP Reconciliation:

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,526,123	—	(613,739)	—	1,339,639	2,252,023

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	371,725	358,517	—	9,397	—	1,339,639

Most Important Measure Used to Determine CAP
Annual EPS is the after-tax earnings generated from continuing operations divided by the total number of our diluted shares of our outstanding Common Stock. The EPS award results are annually assessed with that year’s EPS goals and averaged over the specified three-year period. As an incentive measure, we believe that linking sustained EPS growth to compensation helps us drive our executive officers to improve overall earnings.
Other Important Financial Performance Measures
Below are other financial performance measures used to link compensation actually paid to our PEO and our other NEOs and Company performance.
•EBITDA is operating income plus depreciation and amortization. EBITDA growth is one of our primary internal performance measures designed to align incentive opportunities with our internal benchmark for generating operating cash flow.
•EBITDA margin is operating income plus depreciation and amortization as a percentage of total revenue. We utilize EBITDA margin as a performance metric because it measures our ability to convert revenue into income.
•Free cash flow conversion (FCF) is the sum of cash provided by continuing operating activities less capital expenditures, net of proceeds from disposal of assets, plus pension contributions divided by the net income from continuing operations.
•Annual operating ROIC takes our net income and after-tax net interest (or tax impacted EBIT) as a percentage of our average invested capital. Our average invested capital is the average month end sum of debt (net of cash equivalents) and equity (adjusted for accumulated other comprehensive pension income (or loss)).

62	2025 Proxy Statement

Proposal 2 – Say on Pay
Relationship Between CAP and PVP Performance Metrics
The table below shows the relationship between compensation actually paid to our PEO, the average of the compensation actually paid to our other NEOs and our total shareholder return over five fiscal years ending December 31, 2024. As shown in the chart, the PEO and NEO CAP amounts trend similarly to JBT’s TSR. This is primarily due to JBT’s pay for performance philosophy and the use of equity incentives, which are tied to company performance and the stock price.

CAP vs. Total Shareholder Return
Compensation Actually Paid ("CAP") (000's)
Total Shareholder Return (TRS) Value of Initial Fixed $100 Investment
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
$2,500
$1,500
$500
-$500
-$1,500
$160
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
2023
2024
-$1,473
$1,632
$456
$4,744
$1,097
$2,847
$760
$8,158
$1,802
$11,217
$2,252
$102
$137
$82
$90
$115
CAP to Former PEO
CAP to Current PEO
Average CAP to NEO
JBT TSR

The table below shows the relationship between compensation actually paid to our PEO, the average of the compensation actually paid to our other NEOs and our net income over five fiscal years ending December 31, 2024.

2025 Proxy Statement	63

Proposal 2 – Say on Pay

CAP vs. Net Income
Compensation Actually Paid ("CAP") (000's)
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
$2,500
$1,500
$500
-$500
-$1,500
Net Income (Millions)
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
-$1,473
$1,632
$456
$109
$4,744
$1,097
$118
$2,847
$760
$131
$8,158
$1,802
$583
$11,217
$2,252
$85
CAP to Former PEO
CAP to Current PEO
Average CAP to NEO
Net Income ($M)

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Proposal 2 – Say on Pay
The table below shows the relationship between compensation actually paid to our PEO, the average of the compensation actually paid to our other NEOs and our company selected metric – Earning Per Share over five fiscal years ending December 31, 2024.

CAP vs. CSM: Earnings Per Share
Compensation Actually Paid ("CAP") (000's)
CMS: Earnings Per Share (EPS)
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$4,500
$3,500
$2,500
$1,500
$500
-$500
-$1,500
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2020
2021
2022
2023
2024
-$1,473
$1,632
$456
$4,744
$1,097
$2,847
$760
$8,158
$1,802
$11,217
$2,252
$3.79
$3.82
$4.81
$2.62
$5.38
CAP to Former PEO
CAP to Current PEO
Average CAP to NEO
CSM - EPS

2025 Proxy Statement	65

Proposal 2 – Say on Pay
The table below shows the relationship between JBT TSR and the TSR of the selected peer group, the S&P 1500 Industrial Machinery comparator group. The TSR is cumulative and depicted as a dollar value assuming $100 was invested as of January 1, 2020.

66	2025 Proxy Statement

Proposal 2 – Say on Pay
Proposal 3 – Auditor

Proposal Ratification of Appointment of Independent Registered Public Accounting Firm	Board Recommendation The Board of Directors recommends that you vote FOR this proposal ratifying the appointment of PricewaterhouseCoopers LLP.	✓

PROPOSAL SUMMARY
The Audit Committee has sole authority to appoint and replace the Company’s independent registered public accounting firm, which reports directly to the Committee, and is directly responsible for its compensation and oversight of its work. The Audit Committee believes that retaining PricewaterhouseCoopers LLP (PwC) is in the best interests of the Company and has reappointed PwC as our independent registered public accounting firm for 2025. The Board of Directors has directed that we submit the selection of the independent auditors for ratification by the stockholders at the Annual Meeting.

We are not required to submit the appointment of PwC for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If our stockholders do not ratify the appointment, then the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such an appointment would be in our best interests and that of our stockholders.

We have been advised by PwC that it will have a representative in attendance at the Annual Meeting through the virtual meeting website. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Actions Taken by the Audit Committee to Support its Recommendation

PwC has served as our independent registered public accounting firm since 2021.

PwC’s Objectivity and Independence
The Audit Committee reviews relationships between PwC and JBT Marel that may reasonably bear on independence, reviews PwC’s annual independence evaluation and assesses its independence.

The Audit Committee of the Board of Directors considered the effect of PwC’s non-audit services in assessing the independence of such accountants and concluded that the provision of such services by PwC was compatible with the maintenance of that specific firm’s independence in the conduct of its auditing functions. The Audit Committee of the Board of Directors reviews all relationships between PwC and us, including the provision of non-audit services which have an increased potential of impairing the auditor’s independence. The Audit Committee pre-approved all audit and non-audit services provided by PwC summarized below during 2023 and 2024, as applicable.

Quality of PwC’s Auditing Practices
The Audit Committee reviews issues raised by the Public Company Accounting Oversight Board (PCAOB) reports on PwC, PwC’s internal quality control procedures and results of PwC’s most recent quality control reviews, as well as issues raised by recent governmental investigations, if any. The Audit Committee also discusses PwC’s quality initiatives, and the steps PwC is taking to enhance the quality and efficiency of its audits with the lead engagement partner.

PwC’s Performance as Auditor

The Audit Committee discusses and comments on PwC’s audit plan and strategy for the audit, including the objectives, overall scope and structure, the resources provided and available at the firm and the Audit Committee’s expectations. The Audit Committee also receives periodic updates from the lead engagement partner on the status of the audit and areas of focus by PwC.

2025 Proxy Statement	67

Proposal 5 – Auditor

Performance of Lead Engagement Partner

The lead engagement partner of PwC is subject to a mandatory five-year rotation period. The Audit Committee chair is involved in selecting the lead engagement partner. During the year, the Audit Committee chair meets one-on-one with the lead engagement partner to promote a candid dialogue and the Audit Committee meets in executive session with the lead engagement partner to discuss the progress of the audit and any audit issues, deliver Audit Committee feedback and discuss any other relevant matters.

The Audit Committee also meets with the PwC relationship partner to discuss the performance of the lead engagement partner annually.

PwC’s Communications with the Audit Committee

The Audit Committee gives feedback to the lead engagement partner on the clarity, thoroughness and timeliness of PwC’s communications to the Audit Committee.

Terms of the Engagement and Audit Fees
The Audit Committee reviews the engagement letter and approves PwC’s audit and non-audit fees.

For 2023 and 2024, PwC’s fees were as follows:

	$(000s)
	2023	2024
Audit Fees (1)	$4,835	$4,835
Audit-Related Fees (2)	—	155
Tax Fees (3)	67	70
All Other Fees	1	2
Total	$4,903	$5,552
____________________________________

1.Audit Fees: consists of fees for the annual audit of our consolidated financial statements, foreign statutory audits and reviews of interim financial statements in our Quarterly Reports on Form 10‑Q.
2.Audit-Related Fees: are assurance and related services that are traditionally performed by the independent auditor.
3.Tax Fees: consists of fees for compliance, consultation and planning with respect to various corporate tax matters.
4.Other Fees: includes fees related to use of PwC’s accounting research software, services related to data analysis and insight generation, and tools provided on a subscription basis.

Vote Required

For this proposal to be approved by stockholders, at least a majority of the votes present at the Annual Meeting virtually or by proxy and entitled to vote on the matter must be voted in its favor. Abstentions will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a vote against the proposal. Brokers may vote uninstructed shares on this proposal, so there will be no broker non-votes.

AUDIT COMMITTEE REPORT
The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate this report by specific reference.

The Company’s management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting. As part of the Audit Committee’s oversight function, the Audit Committee has:

68	2025 Proxy Statement

•Reviewed and discussed the Company’s annual audited consolidated financial statements and related schedules, the results of management’s assessment of internal control over financial reporting and quarterly financial statements with management and PwC, the Company’s independent registered public accounting firm for 2024;
•Reviewed related matters and disclosure items, including the Company’s earnings releases, and performed its regular review of critical accounting policies and the processes by which the Company’s chief executive officer and chief financial officer certify the information contained in its quarterly and annual filings;
•Reviewed with the independent auditor the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission relating to the conduct of the audit; and
•Received the written communication from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and discussed with PwC their independence and related matters.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements and related schedule and management’s assessment of effectiveness of internal control over financial reporting be included in our Annual Report on Form 10‑K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.
The preceding report has been furnished by the following members of the Audit Committee:

Barbara L. Brasier, Chair
Ann E. Savage
Charles L. Harrington
Svafa Gronfeldt
Polly B. Kawalek

2025 Proxy Statement	69

SECURITY OWNERSHIP OF JBT MAREL CORPORATION
MANAGEMENT OWNERSHIP
The following table shows, as of March 18, 2025, the number of shares of our Common Stock beneficially owned by each of our directors, each of our named executive officers, and all directors and executive officers as a group.(1)

	Beneficial Ownership as of March 18, 2025
Name	Common Stock of JBT Marel Corporation	Percent of Class (2)
Barbara L. Brasier	7,609	*
Brian A. Deck	90,805	*
Alan D. Feldman	63,205	*
Olafur S. Gudmundsson	38,080	*
Svafa Gronfeldt	0	*
Charles L. Harrington	7,132	*
Lawrence V. Jackson	8,133	*
Polly B. Kawalek	71,800	*
James L. Marvin	15,916	*
Arnar Thor Masson	6,774	*
Matthew J. Meister	9,494	*
Robert J. Petrie	5,320	*
Augusto Rizzolo	2,893	*
Ann E. Savage	0	*
All directors and executive officers as a group ( 20 persons)	356,425	*
____________________________________
(1)Includes shares (i) owned by the individual and (ii) RSUs credited to individual accounts of NEOs, executives, and non-employee directors under the Incentive Compensation Plan (see “Information about the Board of Directors—Director Compensation”) that will vest within 60 days of March 18, 2025. Non-employee directors who meet the ownership criteria may elect to have these shares distributed at the time of vesting, which is one year after grant date. Non-employee directors have no power to vote or dispose of shares underlying the RSUs until they are distributed upon either the vesting date or at the time of cessation of their service on the Board of Directors. Until such distribution, these non-employee directors have an unsecured claim against us for such units. None of the non-employee directors hold any options to acquire shares of our Common Stock. At this time, there are no RSUs credited to NEOs, executives, and non-employee directors that will vest within 60 days of March 18, 2025.
(2)Percentages are calculated on the basis of the amount of our outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 as of March 18, 2025. The asterisk in this column indicates that the individual’s beneficial ownership is less than one percent of our outstanding Common Stock.

70	2025 Proxy Statement

OTHER SECURITY OWNERSHIP
The table below lists the persons known by us to beneficially own more than five percent of our Common Stock, based on the most recent holdings reported by our stockholders on Schedule 13G filed with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
BlackRock, Inc. (2)	5,899,446	(2)	11.35%
50 Hudson Yards
New York, NY 10001

The Vanguard Group (3)	3,492,828	(3)	6.72%
100 Vanguard Blvd.
Malvern, PA 19335

____________________________________
(1)Percentages are calculated on the basis of the amount of our outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 as of March 18, 2025. As of March 18, 2025, there were 51,965,360 shares of Common Stock outstanding (exclusive of treasury shares).
(2)Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2025, BlackRock, Inc. reported sole voting power over 5,816,262 of such shares, sole dispositive power over 5,899,446 of such shares and no shared voting power nor shared dispositive power as of December 31, 2024.
(3)Based on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2024, The Vanguard Group reported shared voting power over 58,805 of such shares, sole dispositive power over 3,399,898 of such shares, shared dispositive power over 92,930 of such shares and no sole voting power as of December 29, 2023.

2025 Proxy Statement	71

OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of forms filed and information provided by our officers and directors to us, all Section 16(a) reporting requirements were fully met during 2024.
CODE OF ETHICS
Our Code of Business Conduct and Ethics, which is applicable to all of our principal executive and financial officers, our directors and our employees generally, may be found on our website under Board of Directors at https://ir.jbtc.com/leadership/board-of-directors, and is also available in print (without charge) to any stockholder upon request. A request should be directed to JBT Marel Corporation at our principal executive offices at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602, Attention: Executive Vice President, Chief Legal Officer. We have established a hotline for employees to report violations of Company policies on an anonymous basis. Reports of possible violations of financial or accounting policies made to the hotline are directed to our Vice President of Internal Audit and the chair of the Audit Committee.
PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Stockholders may make proposals to be considered at the 2026 Annual Meeting. To be included in the proxy statement and form of proxy for the 2026 Annual Meeting, stockholder proposals must be received not later than December 2, 2025, at our principal executive offices at JBT Marel Corporation, 70 West Madison Street, Suite 4400, Chicago, Illinois 60602, Attention: Executive Vice President, Chief Legal Officer.
To properly bring other business before the Annual Meeting, a stockholder must deliver written notice thereof, setting forth the information specified in our By-laws, to the Secretary at our principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that such other business must otherwise be a proper matter for stockholder action. In the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, a stockholder must deliver notice not earlier than the 120th day prior to such Annual Meeting and not later than the later of (a) the 90th day prior to such Annual Meeting and (b) the 10th day following the day on which we first make public announcement of the date of such meeting. To properly bring business before the 2026 Annual Meeting, we must receive notice at our principal executive offices no earlier than January 15, 2026 and no later than February 14, 2026. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to JBT Marel Corporation, c/o the Executive Vice President, Chief Legal Officer at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602.
In addition to complying with the requirements set forth in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
This proxy statement contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “will,” “outlook,” other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of the Company and are qualified by the inherent risks and uncertainties surrounding future expectations generally.

72	2025 Proxy Statement

EXPENSES RELATING TO THE PROXY SOLICITATION
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by our Company. We have retained Sodali & Co., 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, to aid in the solicitation. For these and other related advisory services, we will pay Sodali & Co. a fee of $10,000 and reimburse it for certain out of pocket costs. In addition, our officers, directors and employees may solicit proxies by telephone or in person without additional compensation for those activities. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and our transfer agent and its affiliates for reasonable out-of-pocket expenses in forwarding such materials to beneficial owners and obtaining the proxies of such owners.

James L. Marvin
Executive Vice President, Chief Legal Officer and Assistant Corporate Secretary

2025 Proxy Statement	73

QUESTIONS AND ANSWERS ABOUT OUR 2025 ANNUAL MEETING
WHO IS SOLICITING MY VOTE?
The Board of Directors (the “Board”) of JBT Marel Corporation (“JBT Marel” or the “Company,” “we,” “us” or “our”) is soliciting proxies for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments of that meeting.
As permitted by Securities and Exchange Commission rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. The notice of electronic availability contains instructions on how to access this Proxy Statement and our Annual Report and vote online. If you received a notice by mail or electronically delivered by e-mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice or e-mail instructs you on how to access and review all of the important information contained in this Proxy Statement and Annual Report through the Internet. The notice also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a notice by mail or e-mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the notice or e-mail.
WHAT AM I VOTING ON?
The agenda for the Annual Meeting is to:
•Elect three directors: Alan D. Feldman, Lawrence V Jackson and Ann E. Savage;
•Approve on an advisory basis a non-binding resolution regarding the compensation of our named executive officers as described in this Proxy Statement;
•Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025; and
•Conduct any other business properly brought before the meeting and any adjournment or postponement thereof.
WHO CAN VOTE?
You can vote at the Annual Meeting if you were a holder of JBT Marel Corporation common stock (“Common Stock”) as of the close of business on March 18, 2025, which is the record date. Each share of Common Stock is entitled to one vote. As of March 18, 2025, there were 51,965,360 shares of Common Stock outstanding and entitled to vote. The shares you may vote include those held directly in your name as a stockholder of record and shares held for you as a beneficial owner through a broker, bank or other nominee.
Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their name. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy to the persons appointed by us or to vote electronically during the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares, and you are also invited to attend the Annual Meeting on the virtual meeting website. However, if you are not a stockholder of record, you may not vote these shares electronically during the Annual Meeting unless you obtain a legal proxy, executed in your favor, from the stockholder of record. Your broker or nominee is obligated to provide you with a voting instruction card for you to use.

74	2025 Proxy Statement

Questions and Answers About our 2025 Annual Meeting
A list of stockholders of record entitled to vote at the Annual Meeting will be accessible on the virtual meeting website during the meeting for those attending the meeting, and for ten days prior to the meeting, at our corporate offices at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602.
HOW DO I VOTE?
On April 1, 2025, we began to mail to our stockholders of record as of the close of business on March 18, 2025, either a notice containing instructions on how to access this Proxy Statement and our Annual Report through the Internet or a printed copy of these proxy materials. As permitted by Securities and Exchange Commission rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet.
If you received a notice of electronic availability, then you cannot vote your shares by filling out and returning the notice. The notice, however, provides instructions on how to vote by Internet, by telephone or by requesting and returning a paper proxy card or voting instruction card. Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting on the virtual meeting website. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other nominee. You may vote your shares in one of the following ways:

Internet Visit the website noted on your proxy card to vote online.	Phone Use the toll-free telephone number noted on your proxy card to vote by telephone.	Mail Sign, date and return your proxy card in the postage pre-paid envelope provided to vote by mail.	During the Meeting Cast your vote on the meeting website during the Annual Meeting.
Telephone and Internet voting for stockholders of record will be available 24 hours a day, seven days a week, and will close at 11:59 p.m. Central Time on May 14, 2025. If you vote by telephone or through the Internet, you do not have to return a proxy card.
WHO COUNTS THE VOTES?
Our Board of Directors will designate individuals to serve as inspectors of election for the Annual Meeting. The inspectors will determine the number of shares outstanding, and the number of shares represented at the Annual Meeting. They will also determine the validity of proxies and ballots, count all of the votes and determine the results of the actions taken at the Annual Meeting.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?
Your shares are counted as present at the Annual Meeting if you attend the meeting and vote electronically during the meeting or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our outstanding shares of Common Stock as of March 18, 2025, must be present virtually or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.
WHAT IS A BROKER NON-VOTE?
If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote the shares, the broker may return a proxy card without voting on that proposal. This is known as a broker non-vote.
Proposals 1 and 2 are not routine matters, and, therefore, your bank or broker may not vote your uninstructed shares on Proposals 1 or 2 on a discretionary basis. If you hold your shares in street name

2025 Proxy Statement	75

Questions and Answers About our 2025 Annual Meeting
(through a bank, broker or other nominee) it is critical that you cast your vote if you want it counted on Proposals 1 and 2. As a result, if you hold your shares in street name, and you do not instruct your bank or broker how to vote on Proposals 1 and 2, no votes will be cast on those Proposals on your behalf. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on Proposal 3, the ratification of the appointment of our auditor, even if the broker does not receive voting instructions from you.
WHAT IS REQUIRED TO APPROVE THE PROPOSALS?
The table below summarizes the voting requirements and the effects of broker non-votes and abstentions on each of the proposals to be voted upon at the Annual Meeting.

Proposal	Required Approval	Broker Non-Votes	Abstentions
Election of three directors	Majority of Votes Cast	No Effect	No Effect

Approval, on an advisory basis, of a non-binding resolution regarding the compensation of our named executive officers	Majority of Votes Present (virtually or by proxy) and Entitled to Vote	No Effect	Will Act as Vote Against

Ratification of our Audit Committee’s appointment of PwC LLP as our independent public accounting firm for 2025	Majority of Votes Present (virtually or by proxy) and Entitled to Vote	N/A	Will Act as Vote Against
COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?
As of the date this Proxy Statement was printed, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.
If other matters are properly presented at the Annual Meeting for consideration, the proxy holders designated on proxy cards or designated in the other voting instructions you have submitted will have the discretion to vote on those matters for you.
CAN I ACCESS THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND 2024 ANNUAL REPORT ON THE INTERNET?
The Notice of Annual Meeting, Proxy Statement and 2024 Annual Report may be viewed and downloaded from the website www.proxyvote.com using the control number provided to access site.
CAN I REVOKE A PROXY AFTER I SUBMIT IT?
You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:
•Delivering a written notice revoking your proxy to our Corporate Secretary at our principal executive offices at 70 West Madison Street, Suite 4400, Chicago, Illinois 60602 prior to the cut-off for voting;
•Delivering a properly executed, later-dated proxy prior to the cut-off for voting;
•Voting again by telephone or through the Internet in accordance with the instructions provided to you for voting your shares prior to the cut-off for voting; or
•Attending the Annual Meeting and voting electronically.

76	2025 Proxy Statement

Questions and Answers About our 2025 Annual Meeting
HOW CAN I ATTEND THE VIRTUAL ANNUAL MEETING?
You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of March 18, 2025, the record date for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/JBTM2025 and using your 16‐digit control number to enter the meeting. If your shares are in the name of your broker or bank, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker or bank or other similar evidence of ownership. If you do not comply with these procedures, you may not be admitted to the virtual Annual Meeting.

2025 Proxy Statement	77

JBT Marel Corporation 70 West Madison Street Suite 4400 Chicago, Illinois 60602	Notice of Annual Meeting of Stockholders May 15, 2025 and Proxy Statement JBT Marel Corporation

78	2025 Proxy Statement

JBT MAREL CORPORATION
ATTN: JAMES L. MARVIN
70 WEST MADISON STREET
SUITE 4400
CHICAGO, IL 60602

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JBTM2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66642-P25595

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JBT MAREL CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Alan D. Feldman	☐	☐	☐
1b. Lawrence V. Jackson	☐	☐	☐
1c. Ann E. Savage	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other matters that may properly come before the Annual Meeting or at any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2025 Proxy Statement	79

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V66643-P25595

JBT MAREL CORPORATION
Annual Meeting of Stockholders
May 15, 2025 9:30 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian A. Deck, Matthew J. Meister and Noah N. Popp, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of JBT MAREL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, CDT on May 15, 2025, via live webcast at www.virtualshareholdermeeting.com/JBTM2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

80	2025 Proxy Statement

2025 Proxy Statement	81